Annual Report as of June 30, 2001

Table of Contents

Letter to Shareholders	1	Financial Highlights
Evergreen Core Equity Fund		Evergreen Core Equity Fund	27
(formerly, Evergreen Select Core Equity Fund)		Evergreen Secular Growth Fund	28
Fund at a Glance	2	Evergreen Select Balanced Fund	29
Portfolio Manager Interview	3	Evergreen Select Small Cap Growth Fund	30
Evergreen Secular Growth Fund		Evergreen Select Strategic Growth Fund	31
(formerly, Evergreen Select Secular Growth Fund)		Evergreen Special Equity Fund	34
Fund at a Glance	6	Schedules of Investments
Portfolio Manager Interview	7	Evergreen Core Equity Fund	37
Evergreen Select Balanced Fund		Evergreen Secular Growth Fund	43
Fund at a Glance	10	Evergreen Select Balanced Fund	46
Portfolio Manager Interview	11	Evergreen Select Small Cap Growth Fund	53
Evergreen Select Small Cap Growth Fund		Evergreen Select Strategic Growth Fund	57
Fund at a Glance	14	Evergreen Special Equity Fund	61
Portfolio Manager Interview	15	Combined Notes to Schedules of Investments	67
Evergreen Select Strategic Growth Fund		Statements of Assets and Liabilities	68
Fund at a Glance	19	Statements of Operations	69
Portfolio Manager Interview	20	Statements of Changes in Net Assets	70
Evergreen Special Equity Fund		Combined Notes to Financial Statements	72
Fund at a Glance	23	Independent Auditors’ Report	83
Portfolio Manager Interview	24	Additional Information	84

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Equity Funds annual report, which covers the twelve-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fear that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fear of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

The Importance of Diversification

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN Core Equity Fund Fund at a Glance as of June 30, 2001	(formerly, Evergreen Select Core Equity Fund )

PORTFOLIO PROFILE

Philosophy

Evergreen Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the fund remains sensitive to tax implications.

Process

The fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.

Benchmark

Standard & Poor’s 500 Index (S&P 500)

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 12/31/1981 Class Inception Date	Class I 11/24/1997	Class IS 2/4/1998

Average Annual Returns

1 year	–14.95	–15.17

5 years	10.32	10.05

10 years	11.45	11.18

12-month income dividends per share	$0.35	$0.14

12-month capital gain distributions per share	$3.15	$3.15

Comparison of the change in value of a $1,000,000 investment in Evergreen Core Equity Fund Class I1, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97 the returns for Classes I and IS are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and is subject to change.

EVERGREEN Core Equity Fund Portfolio Manager Interview	(formerly, Evergreen Select Core Equity Fund )

Portfolio
Management

Mark C. Sipe, CFA Tenure: December 1994	Hanspeter Giger, CFA Tenure: December 1996

Performance

For the twelve-month period ended June 30, 2001, the Evergreen Core Equity Fund’s Class I shares performed roughly in line with its benchmark, the S&P 500, returning –14.95% versus –14.83% for the benchmark. The fund’s performance compared favorably to that of Large-Cap Core funds, as measured by Lipper Analytical Services, which reported –15.90% on average for the twelve-month period.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$1,935,125,103

Number of Holdings	134

P/E Ratio	21.3x

Environment

As evidenced by the performance of most major benchmarks, stocks have been challenging investments over the past twelve months. Certainly, corporate profits — a key element supporting stock prices — have fallen due to a sharp deceleration in domestic demand for many goods and services. Further, corporate managements have reacted by dramatically reducing their spending plans, which in turn has had a ripple affect across much of the rest of the economy. Fortunately, consumer spending on housing and automobiles has held up extremely well so far, providing a significant buffer against greater economic weakness.

However, what’s been missed by many investors — looking solely at the performance of the benchmarks — is the dramatic shift in performance within the various sectors of the market. As an example, with the bursting of the internet bubble beginning in March of 2000, a sharp devaluation in the technology and telecommunications sectors led the market indexes downward. However, it is noteworthy that virtually all other sectors of the stock market — the exception being healthcare — actually had positive returns during the last twelve months. Further, not only did the complexion of sector performance change, but the stocks of companies with smaller market capitalizations

EVERGREEN Core Equity Fund Portfolio Manager Interview	(formerly, Evergreen Select Core Equity Fund )

handily outperformed the larger-capitalization stocks that had led returns for so long. In essence, the negative returns of the benchmarks were primarily attributable to dramatically reduced expectations for two highly inflated market segments, and the results led to a broader participation of stocks in general.

Of course, this is of little consolation to the investor looking at his or her portfolio returns today, as the poor performance of technology and telecommuncations stocks has had a disproportionate impact on returns for many. Uncertainty regarding the magnitude and duration of the combined economic slowdown and corporate profit decline remains the primary issue with investors. Looking forward, however, aggressive interest rate reductions by the Federal Reserve Board should ultimately work to stabilize the overall economy, aid in the recovery in corporate profits, and ultimately benefit longer-term stock performance.

Top Five Sectors

(as a percentage of 6/30/2001 net assets)

Information Technology	21.5%

Financials	19.4%

Consumer Discretionary	13.4%

Healthcare	11.9%

Industrials	8.9%

Contributors and detractors from performance

Positive contributors to the fund’s performance relative to the S&P 500 during the fiscal year came primarily from strong stock selection in the consumer cyclical, healthcare, and consumerstaples sectors of the market. Stocks such as Best Buy, Lowe’s Companies, Lincare Holdings, Tenet Healthcare, and Ralston Purina (which is being acquired by Nestle), were examples of some of the best performing stocks during the twelve-month period. Other stock-specific holdings which aided performance included Allstate, Alcoa, and Verizon Communications.

Conversely, the fund was negatively impacted, relative to its benchmark, by a combined underweighting and poor stock selection within the utilities sector. Whereas traditional utility stocks were shunned in favor of names with significantly higher long-term growth potential, that bet was misplaced during the period under review. As such, stocks such as Enron Corp., which we continue to favor longer-term, had a significant adverse impact on performance, as did a significant underweighting in traditional electric utility stocks. Results were also mixed in the capital goods and energy sectors, due to the combined effects of sector weighting and stock selection.

Top Ten Holdings

(as a percentage of 6/30/2001 net assets)

General Electric Co.	6.4%

Microsoft Corp.	4.8%

Exxon Mobil Corp.	3.2%

Intel Corp.	2.4%

Citigroup, Inc.	2.4%

Home Depot, Inc.	2.3%

Cisco Systems, Inc.	2.1%

AOL Time Warner, Inc.	2.1%

American International Group, Inc.	1.9%

Morgan Stanley Dean Witter & Co.	1.8%

EVERGREEN Core Equity Fund Portfolio Manager Interview	(formerly, Evergreen Select Core Equity Fund )

Strategy

During the course of the fiscal year, the most significant changes in the fund’s portfolio included increased weightings in the technology and finance sectors of the market. Technology’s dramatic pullback from lofty levels increased the relative attractiveness of that segment. In the case of financials, the Federal Reserve’s aggressive actions in cutting interest rates solidified the backdrop for that sector’s earnings outlook in an otherwise challenging economic environment.

Outlook

The uncertain earnings outlook for the remainder of 2001 is anticipated to limit the upside potential of the market as a whole. However, in line with shifts in the fund’s holdings, companies with strong franchises or previously depressed sectors—most notably technology — retain the potential to outperform within this otherwise sluggish stock market environment, as should the most likely benefactors of declining interest rates — such as the finance sector.

EVERGREEN Secular Growth Fund Fund at a Glance as of June 30, 2001	(formerly, Evergreen Select Secular Growth Fund )

PORTFOLIO PROFILE

Philosophy

The Evergreen Secular Growth Fund seeks to identify companies that are positioned to capitalize upon favorable secular trends within the U.S. economy. We accomplish this by using highly focused fundamental research along with quantitative tools to select high quality, large cap growth companies that exhibit consistent and accelerating earnings growth.

Process

Stephen Dalton and his team of dedicated analysts utilize a disciplined investment process in order to construct a portfolio of large cap, high quality, growth-oriented companies:

• Ideas generated by the Secular Growth Team analysts

• Daily meetings to discuss buy/sell candidates, establish priorities and discuss the market

• Analyst recommendations are made to the team; team leaders make final decisions

• Quantitative tools are used to verify or challenge recommendations

Benchmarks

Standard & Poor’s 500 Index (S&P 500)
Russell 1000 Growth Index (Russell 1000 Growth)

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 12/31/1994 Class Inception Date	Class I 02/26/1999	Class IS 02/26/1999

Average Annual Returns

1 year	–52.00%	–52.13%

5 years	9.25%	8.96%

Since Portfolio Inception	15.20%	14.90%

12-month income dividends per share	$0.16	$0.13

12-month capital gain distributions per share	$25.14	$25.14

Comparison of the change in value of a $1,000,000 investment in Evergreen Secular Growth Fund Class I1, the Russell 1000 Growth, S&P 500 and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 500 are unmanaged market indexes which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for the Class I and IS shares, prior to 7/12/1999 is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses including the 0.25% 12b-1 fee applicable to the Class IS shares. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and is subject to change.

EVERGREEN Secular Growth Fund Portfolio Manager Interview	(formerly, Evergreen Select Secular Growth Fund )

Portfolio
Management

Stephen M. Dalton, CFA
Tenure: 02/26/1999

Performance

The fund’s Class I shares returned –52.00% for the twelve-month period ended June 30, 2001, trailing the Russell 1000 Growth and the S&P 500. The Russell 1000 Growth returned –36.17% and the S&P 500 returned –14.83% during the same period. We attribute the underperformance primarily to ongoing uncertainty and price volatility in the technology sector.

Portfolio
Characteristics

(as of 06/30/2001)

Total Net Assets	$418,189,497

Number of Holdings	56

P/E Ratio	34.1x

Environment

Stock prices fell on investors’ concerns about high valuations and earnings shortfalls in a slowing economy, combined with a general lack of visibility from corporate senior managers. This was particularly true for the technology sector. The market’s decline began in early 2000, as investors anticipated the effects of a potentially sharp economic downturn on corporate revenues and earnings. Many stocks—particularly in technology—had reached extraordinarily high valuations, often determined by using unconventional means of valuation. Additionally, uncertainty about November’s Presidential election contributed to investors’ nervousness.

The downward spiral for the market, in general, and technology stocks in particular, continued in the first quarter of 2001, despite the Federal Reserve Board’s efforts to reinvigorate the economy by lowering interest rates. Many investors believed the economy was slowing rapidly—perhaps even heading toward a recession—and they had hoped the Fed would ease more aggressively. In the technology sector, persistently high valuations of many stocks left no room for even a modest deceleration in revenue or earnings growth. Further, communication from corporate senior managers dried-up. Most senior managers had few comments about the near-term outlook for their companies, providing investors with little guidance. This lack of communication, combined with an uncertain outlook and negative earnings pre-announcements, caused many investors to flee technology stocks.

The market experienced a fairly robust rally from early April 2001 through mid-May 2001, with the areas of the market that had suffered the worst damage in the prior six months exhibiting the sharpest rebound. The rally fizzled in the last six weeks of the period, however, as the prices of most technology stocks advanced without supporting improvements in current and near term fundamentals. Negative earnings pre-announcements continued to reflect operations that were still faltering; and investors received little information from corporate senior managers. Corporate outlooks stayed unrevised, leaving investors with unanswered questions. In addition, outside the technology sector, many companies that were sensitive to the economy’s cycles also began to announce earnings shortfalls.

EVERGREEN Secular Growth Fund Portfolio Manager Interview	(formerly, Evergreen Select Secular Growth Fund )

Top Five Sectors

(as a percentage of 06/30/2001 net assets)

Consumer Discretionary	16.9%

Information Technology	15.0%

Healthcare	14.6%

Financials	13.2%

Consumer Staples	10.6%

Strategy

We capitalized on several trends that fit the fund’s objective—that is to identify secular trends which power long-term investments in large capitalization growth stocks across business cycles. We then select the large growth stocks that exhibit strong earnings and cash flow growth for the fund. Additionally, a small percentage of the fund is invested in the stocks of companies whose revenues are growing rapidly. If these companies are not yet generating earnings, they are expected to do so within twelve months. In the first half of the period, the fund focused on the build-out of the broadband infrastructure (Cisco, Suns Microsystems and Juniper Networks), data storage management in technology (EMC Corp., Network Appliance, Inc. and Veritas Sortware), and the impact of various demographic changes in consumer staples (Pepsi, Hershey Foods) and financial services sectors (Charles Schwab, Morgan Stanley and Northern Trust). Our substantial exposure to technology, though underweighted to the benchmark, resulted in slightly stronger performance than the benchmark during the third quarter of 2000. We lowered the fund’s technology weighting in December 2000; however, these holdings had a more pronounced negative effect on performance in the second half of the twelve-month period.

We aggressively reduced the fund’s technology exposure late in the first quarter of 2001 and further in April 2001. At that time, we also temporarily increased our cash position and took advantage of weakness in the healthcare and utilities industries, investing in independent power producers such as Calpine and energy merchants like Enron. These strategies helped limit price declines for the remainder of the period, although we expect to reduce the fund’s cash position from 14% on June 30, 2001 to at least 10% or lower by the end of 2001’s third quarter. Investments in the themes supporting the consumer staples and financial services sectors (such as Starbucks and Fannie Mae), as well as in consumer cyclicals—media (Cox Communications and Clear Channel Communications), and additions to positions in Microsoft and IBM all contributed favorably to performance in the second quarter of 2001. The weakest sector in the fund’s holdings toward the end of the period was utilities, which experienced downward pressure from investor concerns regarding both re-regulation and falling prices.

Top Ten Holdings

(as a percentage of 06/30/2001 net assets)

Microsoft Corp.	3.3%

Comcast Cable Communications Corp.	3.2%

AES Corp.	3.2%

International Business Machines Corp.	3.1%

Johnson & Johnson Co.	2.9%

General Electric Co.	2.8%

AOL Time Warner, Inc.	2.8%

Amgen, Inc.	2.6%

Medtronic, Inc.	2.6%

Fannie Mae	2.5%

EVERGREEN Secular Growth Fund Portfolio Manager Interview	(formerly, Evergreen Select Secular Growth Fund )

Outlook

We are cautious, near-term and more positive, longer-term. Historically, it has taken about a year for interest rate reductions to stimulate demand. Further, Europe’s economic slowdown is accelerating. We think a European economic recovery will be muted and gradual, and will follow the direction of the U.S. economy. This could cause stock prices to swing while investors seek signs of a turn in fundamentals. In particular, we think the “bottoming process” for technology stocks will last at least until the fourth quarter of 2001, despite two factors: the sharp pullback in the sector’s stock prices in the latter half of the second quarter and our belief that earnings results for technology companies may have reached a trough. However, there appears to be no signs of a sustainable upturn. We do not expect a sustainable resumption of growth in technology spending at least until the middle of 2002. On a more positive note, technology companies will begin to have easy earnings comparisons beginning in the fourth quarter of 2000, and they become even easier by the second quarter of 2002. Also, the fund’s larger technology positions (Microsoft, IBM and Checkpoint Software) possess solid earnings visibility and attractive valuations, which in our opinion, should bode well for both near-term and long-term performance. Visible and predictable earnings growth, as well as reasonable valuations, also should drive the broader market, in our opinion—a view reflected by the fund’s non-technology holdings. We are particularly optimistic about the potential for solid relative earnings growth in the fund’s healthcare and financial holdings. Our most robust themes include consumer indulgence for well-known brands (Pepsi, Hershey Foods and Anheuser-Busch), new product innovation in healthcare (Amgen, Medtronic and Abbott Labs), increasing electricity demand (Enron) and cost containment in healthcare (Cardinal Health). With these positions, combined with our ongoing efforts to upgrade the fund’s exposure to technology, we anticipate improving returns in the months ahead.

EVERGREEN
Select Balanced Fund
Fund at a Glance as of June 30, 2001

PORTFOLIO PROFILE

Philosophy

The Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

Process

The fund employs a blended approach to equity investing, utilizing companies with both value and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

Benchmarks

Standard & Poor’s 500 Index (S&P 500)
Lehman Brothers Government / Credit Index (LBGCI)

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 04/01/1991 Class Inception Date	Class I 01/22/1998	Class IS 04/09/1998

Average Annual Returns

1 year	–13.15%	–13.25%

5 years	8.98%	8.88%

10 years	10.35%	10.30%

12-month income dividends per share	0.38	0.35

12-month capital gain distributions per share	1.99	1.99

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Balanced Fund Class I1, the S&P 500, the LBGCI, and the Consumer Price Index (CPI).

The S&P 500 and the LBGCI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares prior to its inception is based on the performance of the Class Y shares of Evergreen Balanced Fund II. Historical performance for Class IS reflects that of Class Y shares of Evergreen Balanced Fund II through 1/22/1998, the inception of Class I shares. Performance from 1/23/1998 through the inception of Class IS shares reflects that of Class I shares. Performance prior to inception of Class IS shares does not include 12b-1 fees. If fees were reflected, returns would have been lower. Class IS shares have a 0.25% 12b-1 expense. Class I shares pay no 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2001 and is subject to change.

EVERGREEN
Select Balanced Fund
Portfolio Manager Interview

Portfolio
Management

Tattersall Team

Performance

For the twelve-month period ended June 30, 2001, the Evergreen Select Balanced Fund Class I shares returned –13.15%. In comparison, the fund’s benchmarks, the S&P 500 and the Lehman Brothers Government/Credit Index returned –14.83% and 11.13%, respectively.

Portfolio
Characteristics

(as of 06/30/2001)

Total Net Assets	$428,196,868

Number of Holdings	123

P/E Ratio	28.6x

Environment

During the fiscal period ended June 30, 2001, a sluggish economy provided a challenging environment for investors. As economic growth slowed, many companies failed to meet earnings expectations and provided little insight as to when their businesses might improve. The Federal Reserve reduced short-term interest rates six times for a total reduction of 2.75%, in an effort to stimulate economic growth. Because it generally takes several months for the economy to react to interest-rate cuts, economic growth and corporate earnings continued in the doldrums for the entire period. Against this backdrop, stocks struggled. While virtually all sectors of the market were volatile, growth stocks—particularly those in the technology area—had the toughest time.

In contrast to the stock market, the fixed-income markets generated relatively strong returns during the fiscal year. Bond performance was aided by declining interest rates, which boosted the prices of bonds, and by renewed interest on the part of investors who sought relief from the volatile stock market. The strongest performance in the fixed-income markets came in the first nine months of the fiscal year. As the Federal Reserve continued to trim interest rates, it appeared that the bond market was anticipating an economic recovery. As a result, during the fourth quarter of the fiscal period, bond yields rose and prices declined.

Top Ten
Equity Holdings

(as a percentage of 06/30/2001 net assets)

General Electric Co.	4.2%

Pfizer, Inc.	3.9%

Microsoft Corp.	3.3%

Intel Corp.	2.5%

Philip Morris Companies, Inc.	2.3%

Merck & Co., Inc.	2.3%

Cisco systems, Inc.	2.1%

AOL Time Warner, Inc.	2.0%

International Business Machines Corp.	1.6%

American Home Products Corp.	1.4%

EVERGREEN
Select Balanced Fund
Portfolio Manager Interview

Top Five
Sectors – Equity

(as a percentage of 06/30/2001 net assets)

Information Technology	17.6%

Healthcare	11.0%

Consumer Discretionary	8.5%

Industrials	8.9%

Financials	3.0%

Strategy

In managing the equity portion of the fund, we remained true to our mandate of investing in growth stocks, and we stayed focused on companies with strong prospects for growth over the long term. We continued to use a fundamental, bottom-up investment approach; that is, we selected stocks on an individual basis and based our investment decisions on the financial, economic and operating factors that will influence a company’s long-term success.

At 17.6%, technology accounted for the largest sector position. Within technology, we focused primarily on established industry leaders such as Microsoft, EMC, Intel and Siebel Systems, thereby avoiding the implosion of the more speculative issues such as the dot.com stocks. Nevertheless, because technology stocks declined more than other types of stocks, the fund’s technology holdings detracted the most from performance.

We committed 11.0% of the portfolio to the healthcare sector. We favored healthcare services companies, such as hospitals and HMOs, which exhibited improved fundamentals. These companies benefited from an increase in hospital admissions, higher HMO enrollments and increased pricing. In pharmaceuticals, we maintained an underweighted position. We believe the industry’s growth rate will slow as an increasing number of drugs come off patent. We also believe that product pipelines are fairly lean and that relatively few new drugs will be coming to market compared to the last few years.

We allocated 8.9% of portfolio assets to the broad industrials sector. In this area, we found the improving fundamentals of paper and forest product companies particularly attractive, and we began building a position in such companies in December and January. We added International Paper, Weyerhaeuser and Bowater to the portfolio.

Other sector weightings included an 8.5% position in consumer staples, where Phillip Morris was the top contributor to fund performance, and an 3.0% investment in financial stocks. Major holdings in the financial area included Citigroup, American International and Merrill Lynch.

The bond portion of the portfolio had an average maturity close to that of its benchmark, the Lehman Brothers Government/Credit Index. However, relative to the benchmark, the bond portfolio was overweighted in corporate and mortgage securities and underweighted in Treasury securities. We believe that the relatively high yields of corporate and mortgage securities more than compensate investors for the prepayment risk that is inherent in mortgage securities and for the credit risk of corporate bonds.

EVERGREEN
Select Balanced Fund
Portfolio Manager Interview

Top Five Bond Holdings

(as a percentage of 6/30/2001 net assets)

FNMA, 7.50%, TBA	4.0%

U.S. Treasury Bonds, 6.25%, 8/15/2023	3.7%

FNMA, 7.50%, 10/1/2030	3.5%

FNMA, 7.50%, TBA	2.4%

U.S. Treasury Notes, 7.00%, 7/15/2006	1.5%

Top Five
Industries – Bonds

(as a percentage of 06/30/2001 net assets)

Corporate Bonds	15.3%

Mortgage-Backed Securities	14.8%

Collateralized Mortgage Obligations	6.2%

US Treasury Obligations	5.9%

Yankee Obligations – Government	0.4%

Outlook

As we enter the second half of 2001, we believe the stock market will continue to be volatile and corporate earnings are likely to be weak. Nevertheless, there are reasons for optimism. The six Federal Reserve interest-rate cuts have the potential to lead the United States into an economic recovery. Real interest rates are relatively low and inflation appears to be benign. In addition, recent company quarterly reports have shown signs of stabilization. However, foreign economies pose a risk as they continue to show signs of deterioration.

Through this market downturn, we have been adding companies to the portfolio that we believe will be the leaders once the economy and corporate earnings recover. As the stock market and economy remain in the doldrums, these companies have yet to exhibit strong performance. We believe that the portfolio is well positioned to take advantage of an upturn in the economy in the months ahead.

In the fixed-income market, we believe that long-term yields are likely to rise if economic growth picks up. As yields move higher, then returns for the fixed income portion of the portfolio will be dominated by income.

EVERGREEN
Select Small Cap Growth Fund
Fund at a Glance as of June 30, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen Select Small Cap Growth Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

Process

The fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality, companies with a competitive advantage that are growth-oriented and reasonably valued.

Benchmark

Russell 2000 Growth Index (Russell 2000 Growth)

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 12/28/1995 Class Inception Date	Class I 12/28/1995

Average Annual Returns

1 year	–29.67%

5 years	8.01%

Since Portfolio Inception	9.97%

12-month capital gain distributions per share	$3.56

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I1, the Russell 2000 Growth, and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Class I shares pay no 12b-1 fee.

Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and is subject to change.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Interview

Portfolio
Management

Thomas L. Holman

The Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Co., LLC, where he manages the fund as well as separately managed, small-cap growth accounts.

Performance

Evergreen Select Small Cap Growth Fund Class I shares returned –29.67% for the twelve-month period ended June 30, 2001. During the same twelve months, the benchmark Russell 2000 Growth Index returned –23.26%.

Portfolio
Characteristics

(as of 06/30/2001)

Total Net Assets	$143,800,536

Number of Holdings	76

P/E Ratio	30.9x

A review of performance during the fiscal year makes it evident that the events during just one month—January 2001—primarily were responsible for the fund’s underperformance relative to the Russell 2000 Growth Index. During that month, the fund lost 3.2% of its value, while the Russell gained more than 8%. We entered 2001 with an underweight position in technology and overweight positions in more defensive areas, such as finance and healthcare as well as energy. However, when the Federal Reserve made a surprise announcement on January 3 that it was cutting short-term interest rates by one-half of one percent, the values of early stage companies, primarily technology and telecommunications, surged ahead while the fund’s more defensive positions fell sharply.

When we refer to early stage companies, we are describing those companies that are at the beginning of their financial life cycles—typically ramping up a new product or service. While the sales growth is impressive, these companies have yet to achieve a sufficient revenue base to cover their costs. They therefore have negative earnings. Because companies at this stage consume cash, they often require additional capital to reach profitability. In the face of a slowing economy, we had purposely avoided early stage companies in general as the environment was getting more challenging in two ways: discretionary budgets were shrinking and access to capital was evaporating. Following the Fed cut, the most speculative stocks—those teetering on the verge of bankruptcy—had the biggest moves as investors saw a glimmer of hope in those companies’ abilities to secure the additional financing they desperately needed.

Our focus has been on those companies with predictable business models and the ability to self-finance their growth. These holdings did not fare well in this short time frame. In January, the fund’s property-and-casualty insurance positions, for example, fell by 19%, while healthcare service

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Interview

holdings lost 12% and energy investments declined by 23%. While the fund outperformed the benchmark over the remaining eleven months of the period, it was never able to make up all the ground lost in the aftermath of the stock market’s reaction to the first interest-rate cut in January. During the final three months of the fiscal year, the fund had a positive return of 20%, versus a gain of 18% for the Russell 2000 Growth Index.

Environment

The twelve months were challenging for growth-oriented investors in small company stocks. Stock prices were volatile, with different industry groups moving quickly in and out of favor. If there was a discernible trend, it was that value stocks were more in favor than growth stocks. However, growth managers who adhered to their disciplines were not able to participate in the move toward value stocks.

Technology stocks, which had been the performance leaders in 1999 and early 2000, tended to be out of favor during most of the period. The exceptions to the rule occurred during brief interludes in January and April 2001, when investors reacted optimistically to news of interest-rate cuts by the Federal Reserve Board and bid up the value of speculative technology issues.

Among stocks in the Russell 2000 Growth Index, a benchmark for small-company growth investors, financial companies posted the best relative performance for the full twelve months, with the sector contributing a 29% return for the index. The fund was slightly underweighted in finance for most of the year, although our finance holdings did better than the industry group. Healthcare services was the second-best performing group in the Russell 2000 Growth Index. We were slightly overweighted in this industry, and our holdings, with a total return of 87%, outperformed the industry group. Retailers were the third-best industry group in the index for the twelve months, with a return of 31%, and were the top performers in the final six months of the period.

The fund’s positions in consumer services performed extremely well. We focused almost exclusively on education-related stocks. Apollo Group, Inc., which operates web-based educational programs through the University of Phoenix-Online as well as other post-secondary educational programs, was a very strong performer. Debry, which operates a similar business, also contributed positively to the fund’s returns.

While communications technology-related investments tended to be poor performers, we were able to find some companies with attractive niches, especially in the interactive gaming area. THQ, for example, which produces gaming software for the Playstation 2 platform, gained 389% during the year.

In the apparel sector, our holding in Columbia Sportswear climbed 184% during the year, while Skechers, a manufacturer of casual footwear, gained 84%.

While we underweighted technology for most of the year, and technology growth stocks were largely out of favor, our technology positions underperformed the industry group and undermined fund performance. Within our software holdings, we did focus on early stage companies that provide fast payback (less than six months) through improved productivity. However, these stocks failed to perform.

Our overweight position in energy exploration and production companies also detracted from performance. While our positions did better than the industry group, they still were down 22% for the year and hurt the fund’s performance.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Interview

Top Five Sectors

(as a percentage of 06/30/2001 net assets)

Information Technology	27.7%

Consumer Discretionary	21.9%

Healthcare	14.9%

Industrials	11.7%

Energy	10.4%

Strategy

We tried to focus on stocks with good visibility in their industries, demonstrated records of earnings and the ability to generate sufficient cash flow to support their growth. During the first six months, we reduced our emphasis on technology, while raising our weightings in finance, particularly property-and-casualty insurers, healthcare services and retail companies. We continued to de-emphasize technology stocks in the final half of the year, resisting the temptation to chase highly speculative companies that sometimes rallied briefly.

At the end of the period, on June 30, the fund’s major overweight positions versus the Russell 2000 Growth Index were in the retail, consumer durables (interactive gaming) and industrial services (oil services) industries. Retail stocks, which we believe should benefit from both interest-rate cuts and tax refunds, comprised 9.5% of the fund’s net assets, versus a 4.4% weighting in the index. Consumer durables accounted for 6.7% of fund assets, compared to a 2.5% weighting in the index. Industrial services stood at 6.9% of assets, compared to a 3.5% weighting in the index.

The major underweights were in health technology (primarily biotech), finance, where it was difficult to find true growth companies, and technology. The fund allocation to health technology stocks totaled 11% of assets, versus 18% in the index. Within the financial industry, where it is difficult to find true growth companies, the fund had just a 1% position compared to the index’ 7% weighting. In the technology group, the fund had 7% invested in software companies, compared to a 10% index weighting, and 17% in hardware, compared to a 19% index weighting.

In our technology stock selection, we tried to ensure there were fundamental strengths to support stock valuations, and we tried to focus on companies in niches that could grow despite the general downturn in tech. For example, we invested in Pixelworks and Genesis Microchip, both of which manufacture semi-conductor chips for flat-screen displays that are replacing the bulky, traditional CRT-based monitors for computers. As the prices of flat-screen displays come down, the demand has risen sharply. In the final three months of the fiscal year, Pixelworks gained 257% while Genesis rose 263%.

Our investments in interactive gaming software companies arose from the same strategy of searching for growth niches. Four major platforms are being introduced to the interactive gaming industry within the next 14 months, and the need for new software has increased markedly. THQ, for example, gained 389% during the year. In addition to THQ, we have invested in software companies such as Activision, which gained 61% in the final quarter of the period, and JAKKS Pacific, Inc., a toy company in a joint venture with THQ, which rose 76% in the final three months.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Interview

Top Ten Holdings

(as a percentage of 6/30/2001 net assets)

JAKKS Pacific, Inc.	2.7%

Genesis Microchip, Inc.	2.6%

Duane Reade, Inc.	2.0%

THQ, Inc.	2.0%

Activision, Inc.	2.0%

Respironics, Inc.	1.9%

Plato Learning, Inc.	1.9%

Anchor Gaming	1.8%

Skechers U.S.A., Inc.	1.8%

Superior Industries International, Inc.	1.8%

Outlook

We are cautiously optimistic about opportunities among small company growth stocks.

The Federal Reserve Board’s actions in reducing short-term interest rates by a total of 2.75% during the first six months of 2001 should stimulate spending and have a positive impact on the economy. Until we see broad signs of strength, we will continue to focus on pockets of strength. Orders for semi-conductor capital equipment, for example, are starting to increase as chip manufacturers prepare the next generation of products. Demand remains strong for chips used in flat-panel displays and software for interactive gaming, as we noted earlier.

In the coming months, we will look for other pockets of growth opportunity, such as in biotechnology, and closely monitor the changing situation in demand for energy, which affects our oil services holdings.

We will remain focused on finding investments in growing smaller companies that have fundamental strengths to support their stock valuations, that have shown they can execute their business plans to earn a profit, and that can generate sufficient cash flow to support their future growth.

EVERGREEN
Select Strategic Growth Fund
Fund at a Glance as of June 30, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

Process

The fund is managed by three investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

Benchmark

Russell 1000 Growth Index (Russell 1000 Growth)

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 12/31/1994 Class Inception Date	Class A 05/11/2001	Class B 05/11/2001	Class C 05/11/2001	Class I 11/24/1997	Class IS 02/27/1998

Average Annual Returns*

1 year w/ sales charge	–34.22%	–32.97%	–31.33%	n/a	n/a

1 year w/o sales charge	–30.21%	–30.27%	–30.25%	–30.19%	–30.39%

5 years	15.57%	16.70%	16.93%	16.95%	16.63%

Since Portfolio Inception	19.15%	20.22%	20.23%	20.24%	19.92%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a	n/a
	Front-End	CDSC	CDSC

12-month income dividends per share **	$0.01	n/a	n/a	$0.15	$0.07

12-month capital gain distributions per share **	n/a	n/a	n/a	$11.24	$11.24

*	Adjusted for maximum applicable sales charge, unless otherwise noted.
**	For the period since inception for Classes A, B and C.

Comparison of the change in value of a $10,000 investment in Evergreen Select Strategic Growth Fund Class A1, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I. Prior 11/24/1997 the returns for Classes I and IS are based on the fund’s predecessor common trust fund’s (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Historical performance shown for Classes A, B and C prior to their inception is based on the Fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Classes A and IS, 1.00% for Classes B and C. Class I shares pay no 12b-1 fees. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and is subject to change.

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Invterview

Portfolio
Management

David M. Chow, CFA	W. Shannon Reid, CFA
Jay Zelko

David M. Chow, CFA, W. Shannon Reid, CFA and Jay Zelko manage the Evergreen Select Strategic Growth Fund. The team boasts a unique blend of quantitative and traditional fundamental analysis skills. Their disciplined approach seeks consistency of results and superior service.

Performance

For the twelve-month period ended June 30, 2001, the Evergreen Select Strategic Growth Fund Class A shares returned –34.22%, including sales charges, outperforming the –36.17% return of the Russell 1000 Growth Index, the fund’s benchmark.

Portfolio
Characteristics

(as of 06/30/2001)

Total Net Assets	$733,327,661

Number of Holdings	59

P/E Ratio	26.7x

Environment

During the fiscal period ended June 30, 2001, a sluggish economy provided a challenging environment for investors. As economic growth slowed, many companies failed to meet earnings expectations and provided little insight as to when their businesses might improve. The Federal Reserve Board reduced short-term interest rates six times for a total reduction of 2.75% in an effort to stimulate economic growth. Because it generally takes several months for the economy to react to interest-rate cuts, economic growth and corporate earnings continued in the doldrums for the entire period. Against this backdrop, stocks struggled. While virtually all sectors of the market were volatile, growth stocks—particularly those in the technology area—had the toughest time.

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Invterview

Top Five Sectors

(as a percentage of 06/30/2001 net assets)

Information Technology	30.9%

Healthcare	19.2%

Industrials	15.6%

Consumer Discretionary	14.9%

Financials	5.2%

Strategy

In managing the fund, we remained true to our mandate of investing in growth stocks, and we stayed focused on companies with strong prospects for growth over the long term. We continued to use a fundamental, bottom-up investment approach; that is, we selected stocks on an individual basis and based our investment decisions on the financial, economic and operating factors that will influence a company’s long-term success. We also used our benchmark, the Russell 1000 Growth Index, as a guide when building individual sectors in the fund.

For example, technology is the largest sector weighting in the Russell 1000 Growth Index. Within technology, we focused primarily on established industry leaders such as Microsoft, EMC, Intel and Siebel Systems, thereby avoiding the implosion of the more speculative issues such as the dot.com stocks. Nevertheless, because technology stocks declined more than other types of stocks, the fund’s technology holdings detracted the most from performance.

We have committed 19.2% of the portfolio to the healthcare sector. We favored healthcare services companies, such as hospitals and HMOs, which exhibited improved fundamentals. These companies benefited from an increase in hospital admissions, higher HMO enrollments and increased pricing. In pharmaceuticals, we maintained an underweighted position versus the benchmark. We believe the industry’s growth rate will slow as an increasing number of drugs come off patent. We also believe that product pipelines are fairly lean and that relatively few new drugs will be coming to market compared to the last few years.

We allocated 15.6% of portfolio assets to the broad industrials sector. In this area, we found the improving fundamentals of paper and forest product companies particularly attractive, and we began building a position in such companies in December and January. We added International Paper, Weyerhaeuser and Bowater to the portfolio.

Other sector weightings included a 14.9% position in consumer staples, where Philip Morris was the top contributor to fund performance; and a 5.2% investment in financial stocks. Major holdings in the financial area included Citigroup, American International and Merrill Lynch.

Top Ten Holdings

(as a percentage of 06/30/2001 net assets)

General Electric Co.	7.5%

Pfizer, Inc.	6.9%

Microsoft Corp.	6.0%

Intel Corp.	4.4%

Philip Morris Companies, Inc.	4.1%

Cisco Systems, Inc.	3.8%

Merck & Co., Inc.	3.8%

AOL Time Warner, Inc.	3.5%

International Business Machines Corp.	2.8%

American Home Products Corp.	2.6%

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Invterview

Outlook

As we enter the second half of 2001, we believe the stock market will continue to be volatile and corporate earnings are likely to be weak. Nevertheless, there are reasons for optimism. The six Federal Reserve Board interest-rate cuts have the potential to lead the United States into an economic recovery. Real interest rates are relatively low and inflation appears to be benign. In addition, recent company quarterly reports have shown signs of stabilization. However, foreign economies pose a risk as they continue to show signs of deterioration.

Through this market downturn, we have been adding companies to the portfolio that we believe will be the leaders once the economy and corporate earnings recover. As the stock market and economy remain in the doldrums, these companies have yet to exhibit strong performance. We believe that the portfolio is well positioned to take advantage of an upturn in the economy in the months ahead.

EVERGREEN
Special Equity Fund
Fund at a Glance as of June 30, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen Special Equity Fund seeks capital growth by investing in companies with small market capitalizations.

Process

The fund employs a “bottom-up” approach to investing, selecting stocks that have passed a rigorous screening process which employs both qualitative and quantitative analysis. To qualify for investment, a stock must meet high expectations for return potential based on growth, value and momentum factors.

Benchmark

Russell 2000 Index (Russell 2000)

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 3/15/1994 Class Inception Date	Class A 08/30/1999	Class B 08/30/1999	Class C 08/30/1999	Class I 03/15/1994	Class IS 03/15/1994

Average Annual Returns *

1 year w/ sales charge	–24.61%	–24.23%	–22.09%	n/a	n/a

1 year w/o sales charge	–20.00%	–20.67%	–20.67%	–19.92%	–20.02%

5 years	13.28%	14.10%	14.32%	14.93%	14.66%

Since Portfolio Inception	14.43%	15.15%	15.15%	15.59%	15.39%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a	n/a
	Front-End	CDSC	CDSC

12-month capital gain distributions per share	$1.58	$1.58	$1.58	$1.58	$1.58

*	Adjusted for maximum applicable sales charge, unless otherwise noted.

Comparison of a $10,000 investment in Evergreen Special Equity Fund, Class A shares1, versus a similar investment in the Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares prior to its inception is based on the performance of the Class Y shares of the fund’s predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to their inception, 2) the performance of the Class A Shares of the fund’s predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998 and 3) the original class of shares of the fund’s predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in the 12b-1 fees applicable to each class. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I shares pay no 12b-1 fees. If these fees had been reflected returns for Classes B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2001 and is subject to change.

EVERGREEN
Special Equity Fund
Portfolio Manager Interview

Portfolio
Management

Timothy M. Stevenson, CFA, CMT Tenure: October 1999	Eric M. Teal Tenure: October 1999

Performance

The fund’s Class A shares returned –20.00%, excluding applicable sales charges, for the twelve-month period ended June 30, 2001, trailing the 0.66% return produced by the Russell 2000 Index. We attribute the lag to three trends that developed over the past year, all of which directly conflicted with the fund’s long-term investment philosophy: First, investors’ preference for value stocks versus growth stocks. Secondly, investors’ bias against stocks with strong price momentum characteristics. Lastly, investors’ tendency to favor stocks with smaller capitalizations across all market segments (small, mid and large capitalization stock sectors). The fund requires strong price momentum as a key component in stock selection and also emphasizes liquidity, which limits its investment in micro-cap stocks.

We also believe the reconstitution of the Russell 2000 Index detracted from the fund’s performance in the second half of the period. Typically, the fund invests in larger capitalization stocks within the small-cap universe. Many of these larger-cap stocks graduated to the Russell 1000 universe over the past year, and were replaced by smaller-cap counterparts in the Russell 2000. Many of the stocks that moved to the Russell 1000 Index experienced net selling—driving prices lower—as index funds adjusted to the new index constitutions and traders took advantage of short-term opportunities that developed as a result of the index reconstitutions.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$375,304,283

Number of Holdings	147

P/E Ratio	15.8x

Environment

Growth stocks experienced a correction in 2000, falling out-of-favor with investors as concerns grew about an economic slowdown. Many stocks within the sector—particularly technology stocks—had reached extraordinarily high valuations during the market’s speculative phase. Often, these valuations

EVERGREEN
Special Equity Fund
Portfolio Manager Interview

were reached using unconventional means. The prices of many growth stocks plunged and remained volatile through the end of the year, causing investors to seek safety in larger, more established companies. These companies had been overlooked when investors chose to focus on high-flying growth stocks, so the prices and valuations of larger-cap stocks had remained low relative to growth stocks. As a result, larger-cap stocks provided both attractive value and refuge from the market’s gyrations.

The dramatic sell-off in growth stocks drove many small and micro-cap stocks to extremely depressed levels. That segment of the market rebounded in the first quarter of 2001, however, particularly in January, when investors began to seek stocks with the lowest prices. Those stocks also tended to have weak price momentum characteristics. This classic “January effect” was unusual in the sense that investors directed cash heavily toward stocks with the smallest capitalizations, the lowest prices, poor price momentum characteristics and the highest levels of risk.

Top Five Sectors

(as a percentage of 6/30/2001 net assets)

Financials	19.9%

Consumer Discretionary	19.5%

Healthcare	14.1%

Industrials	11.8%

Information Technology	10.6%

Strategy

We took a longer-term perspective. Obviously, stock market sentiment is—and always has been —subject to short-term changes. While we sometimes take advantage of opportunities that appear because of changing market trends, we believe the fund’s investment process will produce the most attractive returns over the long-run.

During the period, we initiated a program that prompted us to adjust the fund’s structure to more closely benchmark against the Russell 2000 Index. The program entailed months of research and was intended to add more stock valuation discipline into the investment process, as well as lower estimated annual turnover in the portfolio. A lower turnover should decrease trading costs and enhance returns. Momentum factors remained an integral part of the process. The process identified several stocks that contributed to performance, particularly in the homebuilding industry. Investment in high earnings yield companies also benefited returns, as did the fund’s underweight in technology, telecommunications and financial services. In contrast, some of the fund’s holdings in energy, consumer cyclicals and transportation detracted from performance.

Top Ten Holdings

(as a percentage of 6/30/2001 net assets)

Lennar Corp.	2.0%

SCP Pool Corp.	1.8%

Sicor, Inc.	1.8%

Overseas Shipholding Group, Inc.	1.6%

Genesee & Wyoming, Inc.	1.6%

Cabot Corp.	1.6%

Investors Financial Services Corp.	1.6%

Equitable Resources, Inc.	1.5%

Tetra Technologies, Inc.	1.4%

Eaton Vance Corp.	1.4%

EVERGREEN
Special Equity Fund
Portfolio Manager Interview

Outlook

We believe the outlook small capitalization stocks is positive. Typically, small cap stocks lead the market higher after a “January effect” and after a negative return year, like we had last year—and historically, they have outperformed their larger cap counterparts when interest rates fall. Some of the fundamentals for small cap stocks also are compelling. For example, the strong U.S. dollar tends to hinder the earnings growth of larger, multinational companies.

We are entering the year’s third quarter overweighted in energy stocks and underweighted in the technology industry. In our opinion, many energy stocks are attractive because of their earnings growth trends and valuation characteristics. We have underweighted technology holdings because of the uncertain economic environment and slowdown in information technology spending. We think this sector holds significant opportunities, however, and we will wait patiently for opportunities to appear.

EVERGREEN Core Equity Fund Financial Highlights	(formerly, Evergreen Select Core Equity Fund )

(For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000	1999	1998 (a)

CLASS I SHARES
Net asset value, beginning of period	$89.37	$92.30	$92.59	$82.97

Income from investment operations
Net investment income	0.37	0.41	0.72	0.51
Net realized and unrealized gains or losses on securities	(13.41)	6.16	7.51	9.62

Total from investment operations	(13.04)	6.57	8.23	10.13

Distributions to shareholders from
Net investment income	(0.35)	(0.40)	(0.69)	(0.51)
Net realized gains	(3.15)	(9.10)	(7.83)	0

Total distributions to shareholders	(3.50)	(9.50)	(8.52)	(0.51)

Net asset value, end of period	$72.83	$89.37	$92.30	$92.59

Total return	(14.95%)	7.71%	9.82%	12.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,878,367	$2,485,896	$1,913,483	$1,952,436
Ratios to average net assets
Expenses‡	0.70%	0.70%	0.67%	0.70%†
Net investment income	0.46%	0.47%	0.83%	0.96%†
Portfolio turnover rate	45%	42%	55%	22%

	Year Ended June 30,
	2001	2000	1999	1998 (b)

CLASS IS SHARES
Net asset value, beginning of period	$83.19	$86.54	$87.33	$80.21

Income from investment operations
Net investment income	0.16	0.19	0.48	0.27
Net realized and unrealized gains or losses on securities	(12.47)	5.75	7.02	7.16

Total from investment operations	(12.31)	5.94	7.50	7.43

Distributions to shareholders from
Net investment income	(0.14)	(0.19)	(0.46)	(0.31)
Net realized gains	(3.15)	(9.10)	(7.83)	0

Total distributions to shareholders	(3.29)	(9.29)	(8.29)	(0.31)

Net asset value, end of period	$67.59	$83.19	$86.54	$87.33

Total return	(15.17%)	7.45%	9.53%	9.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$56,758	$52,699	$30,240	$18,244
Ratios to average net assets
Expenses‡	0.96%	0.95%	0.92%	0.95%†
Net investment income	0.21%	0.21%	0.56%	0.60%†
Portfolio turnover rate	45%	42%	55%	22%

(a)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b)	For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Secular Growth Fund Financial Highlights	(formerly, Evergreen Select Secular Growth Fund )

(For a share outstanding throughout each period)

	Year Ended June 30,
	2001	2000	1999 (a)

CLASS I SHARES
Net asset value, beginning of period	$146.44	$99.99	$100.00

Income from investment operations
Net investment income (loss)	0.16	(0.35)	0.15
Net realized and unrealized gains or losses on securities	(65.37)	50.07	(0.01)

Total from investment operations	(65.21)	49.72	0.14

Distributions to shareholders from
Net investment income	(0.16)	0	(0.15)
Net realized gains	(25.14)	(3.27)	0

Total distributions to shareholders	(25.30)	(3.27)	(0.15)

Net asset value, end of period	$55.93	$146.44	$99.99

Total return	(52.00%)	50.60%	0.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$416,653	$917,548	$40,128
Ratios to average net assets
Expenses‡	0.70%	0.71%	0.71%†
Net investment income (loss)	0.17%	(0.24%)	0.18%†
Portfolio turnover rate	86%	137%	65%

	Year Ended June 30,
	2001	2000	1999 (a)

CLASS IS SHARES
Net asset value, beginning of period	$145.98	$99.95	$100.00

Income from investment operations
Net investment income (loss)	0.12	(0.45)	0.21
Net realized and unrealized gains or losses on securities	(65.27)	49.75	(0.15)

Total from investment operations	(65.15)	49.30	0.06

Distributions to shareholders from
Net investment income	(0.13)	0	(0.11)
Net realized gains	(25.14)	(3.27)	0

Total distributions to shareholders	(25.27)	(3.27)	(0.11)

Net asset value, end of period	$55.56	$145.98	$99.95

Total return	(52.13%)	50.19%	0.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,537	$1,212	$1
Ratios to average net assets
Expenses‡	0.96%	0.97%	0.96%†
Net investment income (loss)	0.03%	(0.53%)	0.63%†
Portfolio turnover rate	86%	137%	65

(a)	For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.
†	Annualized
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Balanced Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000	1999	1998 (a)

CLASS I SHARES
Net asset value, beginning of period	$15.10	$13.56	$13.39	$12.58

Income from investment operations
Net investment income	0.38	0.44	0.46	0.16
Net realized and unrealized gains or losses on securities	(2.06)	2.09	0.27	0.81

Total from investment operations	(1.68)	2.53	0.73	0.97

Distributions to shareholders from
Net investment income	(0.38)	(0.46)	(0.42)	(0.16)
Net realized gains	(1.99)	(0.53)	(0.14)	0

Total distributions to shareholders	(2.37)	(0.99)	(0.56)	(0.16)

Net asset value, end of period	$11.05	$15.10	$13.56	$13.39

Total return	(13.15%)	19.52%	5.70%	7.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$425,917	$601,453	$658,733	$723,850
Ratios to average net assets
Expenses‡	0.64%	0.65%	0.69%	0.70%†
Net investment income	2.85%	3.04%	3.47%	2.80%†
Portfolio turnover rate	227%	163%	60%	37%

	Year Ended June 30,

	2001	2000	1999	1998 (b)

CLASS IS SHARES
Net asset value, beginning of period	$15.14	$13.59	$13.42	$13.34

Income from investment operations
Net investment income	0.37	0.43	0.35	0.07
Net realized and unrealized gains or losses on securities	(2.07)	2.08	0.35	0.09

Total from investment operations	(1.70)	2.51	0.70	0.16

Distributions to shareholders from
Net investment income	(0.35)	(0.43)	(0.39)	(0.08)
Net realized gains	(1.99)	(0.53)	(0.14)	0

Total distributions to shareholders	(2.34)	(0.96)	(0.53)	(0.08)

Net asset value, end of period	$11.10	$15.14	$13.59	$13.42

Total return	(13.25%)	19.23%	5.43%	1.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,280	$1,039	$405	$215
Ratios to average net assets
Expenses‡	0.89%	0.89%	0.93%	0.95%†
Net investment income	2.55%	2.74%	3.35%	2.58%†
Portfolio turnover rate	227%	163%	60%	37%

(a)	For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b)	For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.
†	Annualized
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Small Cap Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,				Year Ended February 28,

	2001	2000	1999	1998 (a)	1998 #	1997 (b)#

CLASS I SHARES
Net asset value, beginning of period	$22.76	$13.65	$13.12	$13.23	$11.28	$11.65

Income from investment operations
Net investment loss	(0.04)	(0.07)	(0.08)	(0.03)	(0.06)	(0.04)
Net realized and unrealized gains or losses on securities	(6.22)	9.18	0.63	(0.08)	2.48	(0.16)

Total from investment operations	(6.26)	9.11	0.55	(0.11)	2.42	(0.20)

Distributions to shareholders from net realized gains	(3.56)	0	(0.02)	0	(0.47)	(0.17)
Net asset value, end of period	$12.94	$22.76	$13.65	$13.12	$13.23	$11.28

Total return	(29.67%)	66.74%	4.22%	(0.83%)	21.67%	(1.75%)
Ratios and supplemental data
Net assets, end of period (thousands)	$143,801	$159,444	$70,114	$69,283	$47,524	$2,888
Ratios to average net assets
Expenses‡	0.86%	0.93%	1.02%	1.01%†	0.92%	1.00%†
Net investment loss	(0.31%)	(0.42%)	(0.68%)	(0.62%)†	(0.48%)	(0.57%)†
Portfolio turnover rate	285%	312%	165%	54%	166%	123%

(a)	For the four months ended June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
(b)	For the eight months ended February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
#	Net investment loss per share is based on average shares outstanding during the period.
†	Annualized.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

Year Ended June 30, 2001 (a)

CLASS A SHARES
Net asset value, beginning of period	$29.11

Income from investment operations
Net investment income	0.01
Net realized and unrealized losses on securities	(0.79)

Total from investment operations	(0.78)

Distributions to shareholders from net investment income	(0.01)

Net asset value, end of period	$28.32

Total return*	(2.69%)
Ratios and supplemental data
Net assets, end of period (thousands)	$14
Ratios to average net assets
Expenses‡	1.14%†
Net investment income	0.14%†
Portfolio turnover rate	207%

Year Ended June 30, 2001 (a)

CLASS B SHARES
Net asset value, beginning of period	$29.11

Income from investment operations
Net investment loss	(0.01)
Net realized and unrealized losses on securities	(0.80)

Total from investment operations	(0.81)

Net asset value, end of period	$28.30

Total return*	(2.78%)
Ratios and supplemental data
Net assets, end of period (thousands)	$31
Ratios to average net assets
Expenses‡	1.80%†
Net investment loss	(0.31%)†
Portfolio turnover rate	207%

(a)	For the period from May 11, 2001 (commencement of class operations) to June 30, 2001.
*	Excluding applicable sales charge.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

Year Ended June 30, 2001 (a)

CLASS C SHARES
Net asset value, beginning of period	$29.11

Income from investment operations
Net investment loss	(0.02)
Net realized and unrealized losses on securities	(0.78)

Total from investment operations	(0.80)

Net asset value, end of period	$28.31

Total return*	(2.75%)
Ratios and supplemental data
Net assets, end of period (thousands)	$31
Ratios to average net assets
Expenses‡	1.93%†
Net investment loss	(0.84%)†
Portfolio turnover rate	207%

	Year Ended June 30,

	2001	2000	1999 #	1998 (b)

CLASS I SHARES
Net asset value, beginning of period	$52.48	$41.94	$38.41	$32.45

Income from investment operations
Net investment income	0.15	0.04	0.08	0.04
Net realized and unrealized gains or losses on securities	(12.92)	18.58	6.80	5.96

Total from investment operations	(12.77)	18.62	6.88	6.00

Distributions to shareholders from
Net investment income	(0.15)	(0.03)	(0.09)	(0.04)
Net realized gains	(11.24)	(8.05)	(3.26)	0

Total distributions to shareholders	(11.39)	(8.08)	(3.35)	(0.04)

Net asset value, end of period	$28.32	$52.48	$41.94	$38.41

Total return	(30.19%)	52.26%	19.22%	18.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$713,743	$817,618	$481,119	$321,532
Ratios to average net assets
Expenses‡	0.73%	0.72%	0.72%	0.72%†
Net investment income	0.38%	0.80%	0.24%	0.19%†
Portfolio turnover rate	207%	152%	155%	80%

(a)	For the period from May 11, 2001 (commencement of class operations) to June 30, 2001.
(b)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
*	Excluding applicable sales charges.
#	Net investment income is based on average shares outstanding during the period.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000	1999 #	1998 (a)

CLASS IS SHARES
Net asset value, beginning of period	$52.21	$41.83	$38.36	$36.10

Income from investment operations
Net investment income (loss)	0.09	(0.05)	0.04	(0.08)
Net realized and unrealized gains or losses on securities	(12.89)	18.48	6.73	2.34

Total from investment operations	(12.80)	18.43	6.77	2.26

Distributions to shareholders from
Net investment income	(0.07)	0	(0.04)	0
Net realized gains	(11.24)	(8.05)	(3.26)	0

Total distributions to shareholders	(11.31)	(8.05)	(3.30)	0

Net asset value, end of period	$28.10	$52.21	$41.83	$38.36

Total return	(30.39%)	51.87%	18.88%	6.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$19,508	$23,719	$12,650	$2,373
Ratios to average net assets
Expenses‡	0.98%	0.97%	0.97%	0.97%†
Net investment income (loss)	0.14%	(0.17%)	(0.03%)	(0.27%)†
Portfolio turnover rate	207%	152%	155%	80%

(a)	For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
#	Net investment income is based on average shares outstanding during the period.
†	Annualized.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000 (a)

CLASS A SHARES
Net asset value, beginning of period	$15.67	$13.97

Income from investment operations
Net investment loss	(0.05)	(0.04)
Net realized and unrealized gains or losses on securities and futures transactions	(2.79)	3.93

Total from investment operations	(2.84)	3.89

Distributions to shareholders from net realized gains	(1.58)	(2.19)

Net asset value, end of period	$11.25	$15.67

Total return*	(20.00%)	31.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,927	$35,390
Ratios to average net assets
Expenses‡	1.24%	1.31%†
Net investment loss	(0.47%)	(0.61%)†
Portfolio turnover rate	178%	172%

	Year Ended June 30,

	2001	2000 (a)

CLASS B SHARES
Net asset value, beginning of period	$15.59	$13.97

Income from investment operations
Net investment loss	(0.12)	(0.08)
Net realized and unrealized gains or losses on securities and futures transactions	(2.80)	3.89

Total from investment operations	(2.92)	3.81

Distributions to shareholders from net realized gains	(1.58)	(2.19)

Net asset value, end of period	$11.09	$15.59

Total return*	(20.67%)	30.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$46,795	$40,898
Ratios to average net assets
Expenses‡	1.99%	2.06%†
Net investment loss	(1.21%)	(1.36%)†
Portfolio turnover rate	178%	172%

(a)	For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.
*	Excluding applicable sales charge.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000 (a)

CLASS C SHARES
Net asset value, beginning of period	$15.59	$13.97

Income from investment operations
Net investment loss	(0.14)	(0.09)
Net realized and unrealized gains or losses on securities and futures transactions	(2.78)	3.90

Total from investment operations	(2.92)	3.81

Distributions to shareholders from net realized gains	(1.58)	(2.19)

Net asset value, end of period	$11.09	$15.59

Total return*	(20.67%)	30.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$23,510	$25,769
Ratios to average net assets
Expenses‡	1.99%	2.06%†
Net investment loss	(1.23%)	(1.36%)†
Portfolio turnover rate	178%	172%

	Year Ended June 30,

	2001	2000	1999 (b)	1998	1997

CLASS I SHARES
Net asset value, beginning of period	$15.92	$14.20	$11.25	$11.27	$11.86

Income from investment operations
Net investment income (loss)	(0.03)	(0.05)	(0.02)	(0.05)	0.02
Net realized and unrealized gains or losses on securities and futures transactions	(2.85)	3.96	4.15	1.52	1.81

Total from investment operations	(2.88)	3.91	4.13	1.47	1.83

Distributions to shareholders from
Net investment income	0	0	0	0	(0.03)
Net realized gains	(1.58)	(2.19)	(1.18)	(1.49)	(2.39)

Total distributions to shareholders	(1.58)	(2.19)	(1.18)	(1.49)	(2.42)

Net asset value, end of period	$11.46	$15.92	$14.20	$11.25	$11.27

Total return	(19.92%)	30.89%	42.02%	14.23%	17.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$264,723	$192,146	$116,966	$73,981	$71,980
Ratios to average net assets
Expenses‡	0.99%	1.05%	1.06%	1.10%	0.84%
Net investment income (loss)	(0.22%)	(0.35%)	(0.36%)	(0.48%)	0.19%
Portfolio turnover rate	178%	172%	99%	62%	74%

(a)	For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.
(b)	On July 24, 1998, the assets and certain liabilities of CoreFund Special Equity Fund (“Core Fund”) were acquired by Evergreen Select Special Equity Fund (“Special Equity Fund”). Shareholders of CoreFund Class Y became owners of that number of shares of Special Equity Fund, Class I, having an aggregrate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward.
*	Excluding applicable sales charge.
†	Annualized.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000	1999 (a)	1998	1997

CLASS IS SHARES
Net asset value, beginning of period	$15.70	$14.05	$11.18	$11.25	$11.85

Income from investment operations
Net investment loss	(0.05)	(0.10)	(0.06)	(0.10)	0

Net realized and unrealized gains or losses on securities and futures transactions	(2.80)	3.94	4.11	1.52	1.81

Total from investment operations	(2.85)	3.84	4.05	1.42	1.81

Distributions to shareholders from
Net investment income	0	0	0	0	(0.02)
Net realized gains	(1.58)	(2.19)	(1.18)	(1.49)	(2.39)

Total distributions to shareholders	(1.58)	(2.19)	(1.18)	(1.49)	(2.41)

Net asset value, end of period	$11.27	$15.70	$14.05	$11.18	$11.25

Total return	(20.02%)	30.70%	41.55%	13.78%	17.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,349	$7,835	$4,043	$2,981	$2,347
Ratios to average net assets
Expenses‡	1.24%	1.30%	1.31%	1.35%	1.14%
Net investment loss	(0.48%)	(0.61%)	(0.61%)	(0.73%)	(0.12%)
Portfolio turnover rate	178%	172%	99%	62%	74%

(a)	On July 24, 1998, the assets and certain liabilities of CoreFund Special Equity Fund (“Core Fund”) were acquired by Evergreen Select Special Equity Fund (“Special Equity Fund”). Shareholders of CoreFund Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward.
‡	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Core Equity Fund Schedule of Investments June 30, 2001	(formerly, Evergreen Select Core Equity Fund)

	Shares	Value

COMMON STOCKS–97.9%
CONSUMER DISCRETIONARY–13.4%
Auto Components–0.5%
Johnson Controls, Inc.	125,000	$9,058,750

Automobiles–1.0%
Ford Motor Co.	475,000	11,661,250
Harley-Davidson, Inc.	175,000	8,239,000

		19,900,250

Hotels, Restaurants & Leisure–1.9%
Darden Restaurants, Inc.	400,000	11,160,000
McDonald’s Corp.	600,000	16,236,000
Starwood Hotels & Resorts	250,000	9,320,000

		36,716,000

Media–4.1%
AOL Time Warner, Inc.*	750,000	39,750,000
Dow Jones & Co., Inc.	170,000	10,150,700
McGraw-Hill Companies, Inc.	80,000	5,292,000
Valassis Communications, Inc.*@	175,000	6,265,000
Walt Disney Co.	650,000	18,778,500

		80,236,200

Multi-line Retail–2.2%
Family Dollar Stores, Inc.	475,000	12,174,250
Target Corp.	250,000	8,650,000
Wal-Mart Stores, Inc.	430,000	20,984,000

		41,808,250

Specialty Retail–3.7%
Best Buy Co., Inc.*	100,000	6,352,000
Home Depot, Inc.	950,000	44,222,500
Intimate Brands, Inc., Class A @	650,000	9,795,500
Lowes Companies, Inc.	150,000	10,882,500

		71,252,500

CONSUMER STAPLES–6.4%
Beverages–2.2%
Coca-Cola Co.	725,000	32,625,000
PepsiCo., Inc.	250,000	11,050,000

		43,675,000

Food & Drug Retailing–1.3%
Kroger Co.*	390,000	9,750,000
Safeway, Inc.*	150,000	7,200,000
SYSCO Corp.	275,000	7,466,250

		24,416,250

EVERGREEN Core Equity Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Core Equity Fund)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–continued
Food Products–1.1%
Hershey Foods Corp.	100,000	$6,171,000
McCormick & Co., Inc.	200,000	8,404,000
Sara Lee Corp.	375,000	7,102,500

		21,677,500

Household Products–0.6%
Procter & Gamble Co.	180,000	11,484,000

Personal Products–1.2%
Clorox Co.	300,000	10,155,000
Colgate-Palmolive Co.	50,000	2,949,500
Kimberly-Clark Corp.	190,000	10,621,000

		23,725,500

ENERGY–7.9%
Energy Equipment & Services–0.8%
Schlumberger, Ltd.	150,000	7,897,500
Transocean Sedco Forex, Inc.	160,000	6,600,000

		14,497,500

Oil & Gas–7.1%
Anadarko Petroleum Corp.	150,000	8,104,500
Chevron Corp.	145,000	13,122,500
Conoco, Inc., Class A	410,000	11,562,000
Devon Energy Corp.	150,000	7,875,000
Eni SPA @	150,000	9,255,000
EOG Resources, Inc.	225,000	7,998,750
Exxon Mobil Corp.	700,000	61,145,000
Texaco, Inc.	125,000	8,325,000
TotalFinaElf SA @	155,000	10,881,000

		138,268,750

FINANCIALS–19.4%
Banks–2.2%
Bank of America Corp.	175,000	10,505,250
Comerica, Inc.	175,000	10,080,000
FleetBoston Financial Corp.	550,000	21,697,500

		42,282,750

Diversified Financials–9.9%
Bear Stearns Companies, Inc.	175,000	10,319,750
Citigroup, Inc.	875,000	46,235,000
Franklin Resources, Inc.	225,000	10,298,250
Freddie Mac	85,000	5,950,000
Goldman Sachs Group, Inc.	250,000	21,450,000
J.P. Morgan Chase & Co.	725,000	32,335,000

EVERGREEN Core Equity Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Core Equity Fund)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Diversified Financials–continued
Merrill Lynch & Co., Inc.	500,000	$29,625,000
Morgan Stanley Dean Witter & Co.	545,000	35,005,350

		191,218,350

Insurance–6.8%
AFLAC, Inc.	350,000	11,021,500
Allmerica Financial Corp.	150,000	8,625,000
Allstate Corp.	200,000	8,798,000
American International Group, Inc.	425,000	36,550,000
Hartford Financial Services Group, Inc.	200,000	13,680,000
Loews Corp.	150,000	9,664,500
MGIC Investment Corp.	150,000	10,896,000
Renaissance RE Holdings	125,000	9,262,500
UnumProvident Corp.	300,000	9,636,000
XL Capital, Ltd., Class A	175,000	14,367,500

		132,501,000

Real Estate–0.5%
FelCor Lodging Trust, Inc., REIT @	200,000	4,680,000
Simon Property Group, Inc., REIT	150,000	4,495,500

		9,175,500

HEALTH CARE–11.9%
Biotechnology–0.9%
Amgen, Inc.*	300,000	18,204,000

Health Care Equipment & Supplies–1.2%
Boston Scientific Corp.*	225,000	3,825,000
Guidant Corp.*	100,000	3,600,000
Medtronic, Inc.	325,000	14,953,250

		22,378,250

Health Care Providers & Services–1.5%
HealthSouth Corp.*	575,000	9,182,750
Lincare Holdings, Inc.*@	200,000	6,002,000
Priority Healthcare Corp., Class B*	150,000	4,242,000
Tenet Healthcare Corp.*	175,000	9,028,250

		28,455,000

Pharmaceuticals–8.3%
Abbott Laboratories	450,000	21,604,500
Bristol-Myers Squibb Co.	525,000	27,457,500
Glaxo Wellcome Plc, ADR	75,000	4,215,000
Johnson & Johnson Co.	350,000	17,500,000
Merck & Co., Inc.	450,000	28,759,500
Pfizer, Inc.	850,000	34,042,500

EVERGREEN Core Equity Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Core Equity Fund)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Pharmaceuticals–continued
Schering-Plough Corp.	325,000	$11,778,000
Teva Pharmaceutical Industries, Ltd., ADR @	100,000	6,230,000
Watson Pharmaceuticals, Inc.*	150,000	9,246,000

		160,833,000

INDUSTRIALS–8.9%
Aerospace & Defense–0.4%
Boeing Co.	150,000	8,340,000

Commercial Services & Supplies–0.8%
Avery Dennison Corp.	150,000	7,657,500
Concord EFS, Inc.*	125,000	6,501,250

		14,158,750

Industrial Conglomerates–6.7%
General Electric Co.	2,550,000	124,312,500
Honeywell International, Inc.	155,000	5,423,450

		129,735,950

Machinery–0.6%
Deere & Co.	90,000	3,406,500
Illinois Tool Works, Inc.	125,000	7,912,500

		11,319,000

Marine–0.2%
Teekay Shipping Corp.@	100,000	4,002,000

Road & Rail–0.2%
Canadian National Railway Co.@	100,000	4,050,000

INFORMATION TECHNOLOGY–21.5%
Communications Equipment–3.1%
Cisco Systems, Inc.*	2,275,000	41,405,000
Commscope, Inc.	300,000	7,050,000
Comverse Technology, Inc.*	125,000	7,137,500
Lucent Technologies, Inc.	200,000	1,240,000
Tellabs, Inc.*	125,000	2,422,500

		59,255,000

Computers & Peripherals–4.6%
Dell Computer Corp.*	800,000	20,920,000
EMC Corp.*	710,000	20,625,500
International Business Machines Corp.	250,000	28,250,000
Sun Microsystems, Inc.*	1,200,000	18,864,000

		88,659,500

EVERGREEN Core Equity Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Core Equity Fund)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Electronic Equipment & Instruments–0.7%
Amkor Technology, Inc. @	325,000	$7,182,500
Rockwell International Corp.	75,000	2,859,000
Veeco Instruments, Inc.*@	100,000	3,975,000

		14,016,500

Semiconductor Equipment & Products–6.1%
Altera Corp.	125,000	3,625,000
Applied Materials, Inc.*	325,000	15,957,500
Applied Micro Circuits Corp.*	925,000	15,910,000
Integrated Circuit System, Inc.*	350,000	6,720,000
Intel Corp.	1,600,000	46,800,000
PMC-Sierra, Inc.*@	525,000	16,311,750
Teradyne, Inc.*	225,000	7,447,500
Xilinx, Inc.*	150,000	6,186,000

		118,957,750

Software–7.0%
Microsoft Corp.*	1,275,000	93,075,000
Oracle Systems Corp.*	1,400,000	26,600,000
Siebel Systems, Inc.*	125,000	5,862,500
Veritas Software Corp.*	150,000	9,979,500

		135,517,000

MATERIALS–1.7%
Chemicals–0.7%
E.I. DuPont De Nemours & Co.	100,800	4,862,592
Ecolab, Inc.	125,000	5,121,250
Praxair, Inc.	75,000	3,525,000

		13,508,842

Metals & Mining–0.4%
Alcoa, Inc.	225,000	8,865,000

Paper & Forest Products–0.6%
Bowater, Inc.	75,000	3,355,500
Rayonier, Inc.	54,500	2,531,525
Westvaco Corp.	230,000	5,586,700

		11,473,725

TELECOMMUNICATION SERVICES–4.6%
Diversified Telecommunication Services–4.3%
AT&T Corp.	450,000	9,900,000
Centurytel, Inc.	100,000	3,030,000
Qwest Communications International, Inc.*	125,262	3,992,100
SBC Communications, Inc.	400,000	16,024,000
Telephone & Data Systems, Inc.	50,000	5,437,500

EVERGREEN Core Equity Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Core Equity Fund)

	Shares	Value

COMMON STOCKS–continued
TELECOMMUNICATION SERVICES–continued
Diversified Telecommunication Services–continued
Verizon Communications	600,000	$32,100,000
WorldCom, Inc.*	850,000	12,070,000

		82,553,600

Wireless Telecommunications Services–0.3%
Western Wireless Corp., Class A*	125,000	5,375,000
Worldcom, Inc.–MCI Group	34,000	547,400

		5,922,400

UTILITIES–2.2%
Electric Utilities–1.2%
AES Corp.*	300,000	12,915,000
CMS Energy Corp.	350,000	9,747,500

		22,662,500

Gas Utilities–1.0%
Enron Corp.	400,000	19,600,000

Total Common Stocks		1,894,361,817

SHORT-TERM INVESTMENTS–4.9%
MUTUAL FUND SHARES–4.9%
Evergreen Select Money Market Fund ø	46,465,528	46,465,528
Navigator Prime Portfolio #	48,839,421	48,839,421

Total Short-Term Investments		95,304,949

Total Investments–(cost $1,539,804,778)–102.8%		1,989,666,766
Other Assets and Liabilities–(2.8%)		(54,541,663)

Net Assets–100.0%		$1,935,125,103

See Combined Notes to Schedules of Investments.

EVERGREEN Secular Growth Fund Schedule of Investments June 30, 2001	(formerly, Evergreen Select Secular Growth Fund)

	Shares	Value

COMMON STOCKS–85.1%
CONSUMER DISCRETIONARY–16.9%
Hotels, Restaurants & Leisure–4.4%
Brinker International, Inc.*	309,900	$8,010,915
Starbucks Corp.*@	450,000	10,350,000

		18,360,915

Media–11.1%
AOL Time Warner, Inc.*	218,777	11,595,181
Clear Channel Communications, Inc.*@	92,000	5,768,400
Comcast Cable Communications Corp., Class A*@	306,533	13,303,532
Cox Communications, Inc., Class A*@	210,000	9,303,000
Viacom, Inc., Class B*@	128,400	6,644,700

		46,614,813

Specialty Retail–1.4%
Home Depot, Inc. @	125,000	5,818,750

CONSUMER STAPLES–10.6%
Beverages–4.0%
Anheuser Busch Companies, Inc.	173,000	7,127,600
PepsiCo., Inc. @	219,000	9,679,800

		16,807,400

Food & Drug Retailing–2.1%
Safeway, Inc.*	180,000	8,640,000

Food Products–2.4%
Hershey Foods Corp.	163,874	10,112,665

Personal Products–2.1%
Colgate-Palmolive Co. @	150,854	8,898,877

ENERGY–1.0%
Oil & Gas–1.0%
Anadarko Petroleum Corp. @	75,000	4,052,250

FINANCIALS–13.2%
Banks–4.7%
Bank of New York Co., Inc. @	213,000	10,224,000
Northern Trust Corp. @	150,000	9,375,000

		19,599,000

Diversified Financials–7.6%
American Express Co. @	80,000	3,104,000
Brentwood Associates VI *ƒ	1,000,000	223,710
Citigroup, Inc.	100,000	5,284,000
Fannie Mae	125,000	10,643,750
Goldman Sachs Group, Inc. @	84,000	7,207,200
Morgan Stanley Dean Witter & Co.	83,233	5,346,056

		31,808,716

EVERGREEN Secular Growth Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Secular Growth Fund)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Insurance–0.9%
American International Group, Inc. @	44,364	$3,815,304

Real Estate–0.0%
Franklin Capital Associates, LP *ƒ	500,000	28,875

HEALTH CARE–14.6%
Biotechnology–2.6%
Amgen, Inc.*@	180,000	10,922,400

Health Care Equipment & Supplies–2.6%
Medtronic, Inc.	235,000	10,812,350

Pharmaceuticals–9.4%
Abbott Laboratories	85,000	4,080,850
Eli Lilly & Co.	93,000	6,882,000
Johnson & Johnson Co. @	244,000	12,200,000
Merck & Co., Inc.	146,000	9,330,860
Millennium Pharmaceuticals, Inc.* @	82,000	2,917,560
Pfizer, Inc.	96,000	3,844,800

		39,256,070

INDUSTRIALS–3.8%
Commercial Services & Supplies–1.0%
First Data Corp.	65,000	4,176,250

Industrial Conglomerates–2.8%
General Electric Co.	240,000	11,700,000

INFORMATION TECHNOLOGY–15.0%
Communications Equipment–5.5%
Brocade Communications Systems, Inc.*@	82,000	3,607,180
CIENA Corp.*	37,667	1,431,346
Cisco Systems, Inc.*	183,820	3,345,524
Corning, Inc. @	127,813	2,135,755
Juniper Networks, Inc.* @	37,283	1,159,502
Nokia Corp., ADR @	202,500	4,463,100
Research In Motion, Ltd.*@	215,200	6,940,200

		23,082,607

Computers & Peripherals–3.3%
Censtor Corp.*ƒ	3,094	0
EMC Corp.*	9,400	273,070
International Business Machines Corp.	115,100	13,006,300
Sun Microsystems, Inc.*	15,922	250,294

		13,529,664

EVERGREEN Secular Growth Fund Schedule of Investments (continued) June 30, 2001	(formerly, Evergreen Select Secular Growth Fund)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Internet Software & Services–1.9%
Check Point Software Technologies, Ltd.*@	160,000	$8,091,200

Software–4.3%
Microsoft Corp.*	190,000	13,870,000
Veritas Software Corp.*@	63,000	4,191,390

		18,061,390

TELECOMMUNICATION SERVICES–0.2%
Diversified Telecommunication Services–0.2%
Metromedia Fiber Network, Inc., Class A*@	487,000	993,480

UTILITIES–9.8%
Electric Utilities–5.4%
AES Corp.*@	309,000	13,302,450
Calpine Corp.*@	245,000	9,261,000

		22,563,450

Gas Utilities–4.4%
El Paso Corp.	191,000	10,035,140
Enron Corp. @	166,000	8,134,000

		18,169,140

Total Common Stocks		355,915,566

PREFERRED STOCKS–0.0%
INFORMATION TECHNOLOGY–0.0%
Computers & Peripherals–0.0%
Censtor Corp. *ƒ	1,185	0

SHORT-TERM INVESTMENTS–41.8%
MUTUAL FUND SHARES–41.8%
Evergreen Select Money Market Fund ø	65,685,056	65,685,056
Navigator Prime Portfolio #	109,183,181	109,183,181

Total Short-Term Investments		174,868,237

Total Investments–(cost $555,500,741)–126.9%		530,783,803
Other Assets and Liabilities–(26.9%)		(112,594,306)

Net Assets–100.0%		$418,189,497

See Combined Notes to Schedules of Investments

EVERGREEN
Select Balanced Fund
Schedule of Investments

June 30, 2001

	Credit Rating^	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS–6.2%
Commerce 2000 C-1:
7.206%, 09/15/2008	AAA	$1,978,166	$2,052,748
Ser. 2000-C1, Class A2, 7.416%, 04/15/2010	AAA	2,500,000	2,619,962
Comml. Mtge. Asset Trust, Ser. 1999- C1, Class A3,
6.64%, 09/17/2010	AAA	3,500,000	3,524,282
Credit Suisse First Boston Mtge., Ser. 1999-C1, Class A2,
7.29%, 09/15/2009	Aaa	1,675,000	1,747,422
FHLMC:
6.00%, 07/15/2027	AAA	3,200,000	3,094,320
Ser. 2121, Class MF, 6.00%, 05/15/2027	AAA	2,237,500	2,169,044
FNMA, 6.00%, 11/25/2015	AAA	3,847,969	3,848,335
Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C2,
Class A1, 7.105%, 07/15/2008	Aaa	3,087,119	3,199,737
Residential Asset Securities Corp., Ser. 1996- KS2, Class A4,
7.98%, 05/25/2026	AAA	2,175,000	2,255,856
Salomon Brothers Commercial Mtge. Trust, Ser. 2000-C3,
Class A1, 6.341%, 07/18/2009	AAA	1,948,220	1,954,653

Total Collateralized Mortgage Obligations			26,466,359

CORPORATE BONDS–15.3%
CONSUMER DISCRETIONARY–2.8%
Automobiles–0.6%
Ford Motor Co., 6.375%, 02/01/2029	A	2,000,000	1,678,588
General Motors Corp., 7.20%, 01/15/2011	A	1,000,000	1,013,667

			2,692,255

Media–0.5%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	2,000,000	2,002,900

Multi-line Retail–1.7%
May Dept. Stores Co., 7.45%, 09/15/2011	A+	2,000,000	2,119,796
Nisource Finance Corp., 7.625%, 11/15/2005	BBB	1,530,000	1,599,474
Target Corp., 5.50%, 04/01/2007	A	2,000,000	1,942,212
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	1,430,000	1,485,998

			7,147,480

CONSUMER STAPLES–2.2%
Beverages–0.5%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	2,000,000	1,968,908

Food & Drug Retailing–0.5%
Safeway, Inc., 6.50%, 11/15/2008	BBB	2,000,000	1,980,236

Food Products–0.9%
General Mills, Inc., Ser. B, 9.00%, 12/20/2002	A–	3,836,000	4,052,235

Household Products–0.3%
Procter & Gamble Co., 6.875%, 09/15/2009	AA	1,300,000	1,351,310

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)

June 30, 2001

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS–continued
ENERGY–0.7%
Oil & Gas–0.7%
Conoco, Inc., 6.35%, 04/15/2009	A-	$1,500,000	$1,486,937
Phillips Petroleum Co., 8.75%, 05/25/2010	BBB	1,500,000	1,709,778

			3,196,715

FINANCIALS–5.0%
Banks–1.0%
FleetBoston Financial Corp.	A-	1,250,000	1,310,992
Republic New York Corp., 8.25%, 11/01/2001	A	500,000	506,451
Suntrust Banks, Inc., 6.00%, 01/15/2028	A+	1,360,000	1,284,980
Washington Mutual, Inc., 6.875%, 06/15/2011	BBB+	1,300,000	1,296,185

			4,398,608

Diversified Financials–3.1%
Associates Corp., 5.75%, 11/01/2003	AA-	1,000,000	1,008,757
Household Finance Corp., 5.875%, 09/25/2004	A	2,000,000	2,005,276
International Lease Finance Corp.:
5.35%, 05/03/2004	AA-	2,000,000	2,004,016
5.95%, 06/06/2005	AA-	1,000,000	1,003,951
John Deere Capital Corp., 5.52%, 04/30/2004	A+	2,000,000	1,997,792
MBNA Corp., 5.75%, 10/15/2008	NA	2,000,000	1,996,230
Morgan Stanley Dean Witter & Co., 8.00%, 06/15/2010	AA-	2,000,000	2,153,018
Verizon Global Funding Corp., 7.75%, 12/01/2030 144A	A+	1,150,000	1,186,286

			13,355,326

Real Estate–0.9%
Duke Realty LP, REIT, 7.05%, 03/01/2006	BBB+	2,000,000	2,046,156
EOP Operating LP, 7.75%, 11/15/2007	BBB+	1,500,000	1,564,246

			3,610,402

HEALTH CARE–0.5%
Pharmaceuticals–0.5%
American Home Products Corp., 6.25%, 03/15/2006	A	2,000,000	2,007,138

INDUSTRIALS–0.7%
Aerospace & Defense–0.4%
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	2,000,000	1,952,720

Machinery–0.3%
Ingersoll Rand Co., 6.25%, 05/15/2006	A-	1,250,000	1,256,321

INFORMATION TECHNOLOGY–0.5%
Communications Equipment–0.5%
SBC Communications, Inc., 6.25%, 03/15/2011	AA-	2,000,000	1,940,694

MATERIALS–1.4%
Chemicals–1.0%
Dow Chemical Co., 8.625%, 04/01/2006	A	3,836,000	4,244,661

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)

June 30, 2001

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS–continued
MATERIALS–continued
Metals & Mining–0.4%
Alcoa, Inc., 6.50%, 06/01/2011	A+	$1,700,000	$1,693,324

TELECOMMUNICATION SERVICES–1.2%
Diversified Telecommunication Services–1.2%
AT&T Corp., 6.50%, 03/15/2029	A	1,130,000	967,670
Pacific Bell, 7.125%, 03/15/2026	AA-	1,570,000	1,559,112
Sprint Capital Corp., 6.875%, 11/15/2028	BBB+	1,500,000	1,277,196
Verizon Global Fund Corp., 6.75%, 12/01/2005	A+	1,500,000	1,540,762

			5,344,740

UTILITIES–0.3%
Gas Utilities–0.3%
El Paso Energy Corp., 8.05%, 10/15/2030	BBB	1,365,000	1,376,370

Total Corporate Bonds			65,572,343

MORTGAGE-BACKED SECURITIES–14.8%
FHLMC, 6.00%, TBA †	AAA	2,300,000	2,209,426
FNMA:
6.00%, 05/01/2029	AAA	4,308,501	4,164,069
6.34%, 06/01/2011 ‡	AAA	2,000,000	1,991,800
6.91%, 04/01/2001	AAA	2,303,241	2,380,510
7.026%, 01/01/2008	AAA	2,043,066	2,110,392
7.09%, 10/01/2007	AAA	1,984,890	2,078,173
7.217%, 07/01/2007	AAA	2,445,222	2,571,668
7.23%, 04/01/2001	AAA	1,400,445	1,474,219
7.50%, 10/01/2030-01/01/2031	Aaa	16,711,545	17,066,318
7.50%, TBA †	AAA	26,680,000	27,357,312

Total Mortgage-Backed Securities			63,403,887

U.S. TREASURY OBLIGATIONS–5.9%
U.S. Treasury Bonds, 6.25%, 08/15/2023 ‡	AAA	15,250,000	15,876,989
U.S. Treasury Notes:
6.00%, 08/15/2009 ‡	AAA	2,883,000	2,999,026
7.00%, 07/15/2006 ‡	AAA	5,855,000	6,354,133

Total U.S. Treasury Obligations			25,230,148

YANKEE OBLIGATIONS-GOVERNMENT–0.4%
Canada, 5.50%, 10/01/2008	AA	1,805,000	1,748,850

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–54.4%
CONSUMER DISCRETIONARY–8.5%
Hotels, Restaurants & Leisure–1.4%
Brinker International, Inc.*	36,925	$954,511
Darden Restaurants, Inc.	74,525	2,079,248
Extended Stay America, Inc.*	30,210	453,150
MGM Grand, Inc. @	52,075	1,560,167
Starwood Hotels & Resorts	22,100	823,888

		5,870,964

Household Durables–0.7%
Whirlpool Corp.	47,275	2,954,688

Internet & Catalog Retail–0.5%
CDW Computer Centers, Inc.*	52,015	2,065,516

Media–2.0%
AOL Time Warner, Inc.*	158,850	8,419,050

Multi-line Retail–1.6%
BJ’s Wholesale Club, Inc.*	52,100	2,774,846
Wal-Mart Stores, Inc.	88,775	4,332,220

		7,107,066

Specialty Retail–2.0%
Home Depot, Inc.	92,635	4,312,159
Talbots, Inc.	68,925	3,015,469
Venator Group, Inc.*	81,695	1,249,933

		8,577,561

Textiles & Apparel–0.3%
Reebok International, Ltd.*	36,675	1,171,766

CONSUMER STAPLES–2.3%
Tobacco–2.3%
Philip Morris Companies, Inc.	194,300	9,860,725

ENERGY–0.5%
Oil & Gas–0.5%
Chevron Corp.	12,275	1,110,888
Exxon Mobil Corp.	13,250	1,157,387

		2,268,275

FINANCIALS–3.0%
Banks–0.5%
First Tennessee National Corp.	19,250	668,168
Zions Bancorp	23,300	1,374,700

		2,042,868

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Diversified Financials–1.7%
Citigroup, Inc.	25,125	$1,327,605
Lehman Brothers Holdings, Inc.	27,150	2,110,912
Merrill Lynch & Co., Inc.	65,400	3,874,950

		7,313,467

Insurance–0.8%
American International Group, Inc.	41,675	3,584,050

HEALTH CARE–11.0%
Health Care Providers & Services–2.5%
Quest Diagnostics, Inc.*	22,900	1,714,065
UnitedHealth Group, Inc.	63,000	3,890,250
Wellpoint Health Networks, Inc., Class A*	56,975	5,369,324

		10,973,639

Pharmaceuticals–8.5%
American Home Products Corp.	105,825	6,184,413
Merck & Co., Inc.	151,325	9,671,181
Pfizer, Inc.	415,813	16,653,310
Pharmacia Corp.	82,775	3,803,511

		36,312,415

INDUSTRIALS–8.9%
Aerospace & Defense–1.1%
Lockheed Martin Corp.	129,200	4,786,860

Airlines–0.3%
Northwest Airlines Corp.*	58,250	1,470,813

Commercial Services & Supplies–1.4%
Bea Systems, Inc.*	110,000	3,378,100
Waste Management, Inc.	86,000	2,650,520

		6,028,620

Industrial Conglomerates–4.5%
General Electric Co.	369,035	17,990,456
Thermo Electron Corp.*	57,950	1,276,059

		19,266,515

Road & Rail–1.6%
Canadian National Railway Co.	36,325	1,471,163
CSX Corp.	80,400	2,913,696
Norfolk Southern Corp.	110,675	2,290,972

		6,675,831

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–17.6%
Communications Equipment–4.5%
Brocade Communications Systems, Inc.*	80,850	$3,556,592
Cisco Systems, Inc.*	504,387	9,179,843
Extreme Networks, Inc.*	131,275	3,872,613
MCDATA Corp.*	130,385	2,847,608

		19,456,656

Computers & Peripherals–2.4%
EMC Corp.*	115,515	3,355,711
International Business Machines Corp.	59,150	6,683,950

		10,039,661

Electronic Equipment & Instruments–0.2%
Waters Corp.*	29,015	801,104

Semiconductor Equipment & Products–4.0%
Analog Devices, Inc.*	64,830	2,803,897
Integrated Device Technology, Inc.*	59,125	1,873,671
Intel Corp.	359,495	10,515,229
Linear Technology Corp.	43,660	1,930,645

		17,123,442

Software–6.5%
Micromuse, Inc.*	138,000	3,862,620
Microsoft Corp.*	193,640	14,135,720
Peoplesoft, Inc.*	63,125	3,107,644
Rational Software Corp.*	82,305	2,308,655
Siebel Systems, Inc.*	91,480	4,290,412

		27,705,051

MATERIALS–2.6%
Paper & Forest Products–2.6%
Bowater, Inc.	55,750	2,494,255
International Paper Co.	106,400	3,798,480
Weyerhaeuser Co.	91,100	5,007,767

		11,300,502

Total Common Stocks		233,177,105

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

SHORT-TERM INVESTMENTS–10.0%
MUTUAL FUND SHARES–10.0%
Evergreen Select Money Market Fund ø	42,756,280	$42,756,280
Navigator Prime Portfolio #	3,000	3,000

Total Short-Term Investments		42,759,280

Total Investments–(cost $449,012,068)–107.0%		458,357,972
Other Assets and Liabilities–(7.0%)		(30,161,104)

Net Assets–100.0%		$428,196,868

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments

June 30, 2001

	Shares	Value

COMMON STOCKS–98.7%
CONSUMER DISCRETIONARY–21.9%
Auto Components–1.8%
Superior Industries International, Inc.	66,500	$2,546,950

Hotels, Restaurants & Leisure–3.2%
Anchor Gaming*	40,900	2,642,958
Shuffle Master, Inc.*	92,600	1,944,600

		4,587,558

Leisure Equipment & Products–4.6%
Activision, Inc.*	71,500	2,806,375
JAKKS Pacific, Inc.*	205,500	3,842,850

		6,649,225

Media–1.9%
Plato Learning, Inc.*	87,600	2,711,220

Multi-line Retail–1.2%
Chico’s FAS, Inc.*@	59,350	1,765,663

Specialty Retail–5.8%
Christopher & Banks Corp.*@	72,000	2,347,200
Hot Topic, Inc.*	78,000	2,425,800
Pier 1 Imports, Inc.	101,200	1,163,800
Too, Inc.*	86,800	2,378,320

		8,315,120

Textiles & Apparel–3.4%
Columbia Sportswear Co.*	44,950	2,292,000
Skechers U.S.A., Inc.*@	90,200	2,636,546

		4,928,546

CONSUMER STAPLES–2.0%
Food & Drug Retailing–2.0%
Duane Reade, Inc.*	90,500	2,941,250

ENERGY–10.4%
Energy Equipment & Services–5.1%
Cal Dive International, Inc.*	96,000	2,361,600
KCS Energy, Inc. @	205,900	1,358,940
Lone Star Technologies, Inc.*	49,900	1,806,380
Patterson UTI Energy, Inc.*	98,600	1,761,982

		7,288,902

Oil & Gas–5.3%
Chiles Offshore, Inc.*	78,400	1,391,600
Spinnaker Exploration Co.*	52,700	2,100,622
Triton Energy, Ltd., Class A*	70,200	2,299,050
XTO Energy, Inc.	132,750	1,904,962

		7,696,234

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–1.0%
Diversified Financials–1.0%
Advanta Corp., Class B	104,000	$1,452,880

HEALTH CARE–14.9%
Biotechnology–4.8%
Charles River Laboratories International, Inc.*	64,430	2,238,943
CuraGen Corp.*	28,200	1,026,480
ILEX Oncology, Inc.*	49,300	1,474,070
Myriad Genetics, Inc.*	16,500	1,044,778
Neurocrine Biosciences, Inc.*	29,400	1,175,706

		6,959,977

Health Care Equipment & Supplies–3.6%
Novoste Corp.*	35,000	892,500
Respironics, Inc.*	92,100	2,740,896
TriPath Imaging, Inc.*	154,800	1,534,068

		5,167,464

Health Care Providers & Services–2.7%
Apria Healthcare Group, Inc.*	57,100	1,647,335
Triad Hospitals, Inc.*	75,400	2,222,038

		3,869,373

Pharmaceuticals–3.8%
Cubist Pharmaceuticals, Inc.*	28,600	1,086,800
NPS Pharmaceuticals, Inc.*	25,800	1,037,160
Perrigo Co.*	145,800	2,433,402
Titan Pharmaceuticals, Inc.*	28,300	849,283

		5,406,645

INDUSTRIALS–11.7%
Aerospace & Defense–1.5%
BE Aerospace, Inc.*	109,400	2,084,070

Commercial Services & Supplies–6.7%
Administaff, Inc.*	72,800	1,892,800
Apollo Group, Inc.*	37,100	1,576,750
BARRA, Inc.*	49,600	1,941,840
Career Education Corp.*	41,700	2,497,830
Newpark Resources, Inc.*	154,200	1,711,620

		9,620,840

Electrical Equipment–0.6%
H Power Corp.*@	84,000	815,640

Machinery–1.3%
Flowserve Corp.*	61,300	1,884,975

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Marine–1.6%
Tidewater, Inc.	62,900	$2,371,330

INFORMATION TECHNOLOGY–27.7%
Communications Equipment–3.0%
Digital Lightwave, Inc.*	57,500	2,125,200
Nuance Communications, Inc.*	123,200	2,220,064

		4,345,264

Electronic Equipment & Instruments–0.8%
FLIR Systems, Inc.	43,300	1,083,799

Internet Software & Services–1.3%
Efunds Corp.*	100,400	1,867,440

IT Consulting & Services–0.5%
Safeguard Scientifics, Inc.*	152,600	784,364

Semiconductor Equipment & Products–14.6%
Actel Corp.*	66,600	1,635,030
Alpha Industries, Inc.*	63,200	1,867,560
Elantec Semiconductor, Inc.*	46,200	1,561,098
FEI Co.*	40,000	1,640,000
Genesis Microchip, Inc.*	104,000	3,759,600
Helix Technology Corp.	65,900	2,008,632
LTX Corp.*	61,000	1,559,160
MKS Instruments, Inc.*	59,600	1,716,480
Pixelworks, Inc.*	62,800	2,244,472
Semitool, Inc.*	154,000	1,837,220
Transwitch Corp.*	101,500	1,116,500

		20,945,752

Software–7.5%
FileNet Corp.*	74,400	1,101,120
MRO Software, Inc.	100,600	1,589,480
Speechworks International, Inc. @	145,200	2,279,640
Take-Two Interactive Software, Inc.*	73,000	1,354,150
THQ, Inc.*	47,300	2,820,499
TIBCO Software, Inc.*	127,100	1,623,067

		10,767,956

MATERIALS–4.1%
Chemicals–1.5%
OM Group, Inc.	39,800	2,238,750

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Metals & Mining–2.6%
RTI International Metals, Inc.*	125,200	$1,909,300
Titanium Metals Corp.*@	182,000	1,820,000

		3,729,300

TELECOMMUNICATION SERVICES–4.0%
Wireless Telecommunications Services–4.0%
Alamosa Holdings, Inc.*	132,800	2,164,640
Illuminet Holdings, Inc.*	62,100	1,953,045
Leap Wireless International, Inc.*	53,600	1,624,080

		5,741,765

UTILITIES–1.0%
Electric Utilities–1.0%
Black Hills Corp.	35,300	1,420,119

Total Common Stocks		141,988,371

SHORT-TERM INVESTMENTS–5.8%
MUTUAL FUND SHARES–5.8%
Evergreen Select Money Market Fund ø	2,600,219	2,600,219
Navigator Prime Portfolio #	5,710,900	5,710,900

Total Short-Term Investments		8,311,119

Total Investments–(cost $134,900,656)–104.5%		150,299,490
Other Assets and Liabilities–(4.5%)		(6,498,954)

Net Assets–100.0%		$143,800,536

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments

June 30, 2001

	Shares	Value

COMMON STOCKS–95.3%
CONSUMER DISCRETIONARY–14.9%
Hotels, Restaurants & Leisure–2.4%
Brinker International, Inc.*	109,887	$2,840,579
Darden Restaurants, Inc.	219,025	6,110,798
Extended Stay America, Inc.*	90,490	1,357,350
MGM Grand, Inc. @	152,375	4,565,155
Starwood Hotels & Resorts	64,265	2,395,799

		17,269,681

Household Durables–1.2%
Whirlpool Corp.	144,125	9,007,813

Internet & Catalog Retail–0.8%
CDW Computer Centers, Inc.*@	148,620	5,901,700

Media–3.5%
AOL Time Warner, Inc.*	483,562	25,628,786

Multi-line Retail–2.9%
BJ’s Wholesale Club, Inc.*	155,400	8,276,604
Wal-Mart Stores, Inc.	271,775	13,262,620

		21,539,224

Specialty Retail–3.6%
Home Depot, Inc.	283,650	13,203,907
Talbots, Inc. @	206,480	9,033,500
Venator Group, Inc.*	250,470	3,832,191

		26,069,598

Textiles & Apparel–0.5%
Reebok International, Ltd.*	108,925	3,480,154

CONSUMER STAPLES–4.1%
Tobacco–4.1%
Philip Morris Companies, Inc.	592,200	30,054,150

ENERGY–0.9%
Oil & Gas–0.9%
Chevron Corp.	37,375	3,382,438
Exxon Mobil Corp.	40,400	3,528,940

		6,911,378

FINANCIALS–5.2%
Banks–0.9%
First Tennessee National Corp.	62,400	2,165,904
Zions Bancorp	71,225	4,202,275

		6,368,179

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Diversified Financials–2.8%
Citigroup, Inc.	72,225	$3,816,369
Lehman Brothers Holdings, Inc.	77,300	6,010,075
Merrill Lynch & Co., Inc.	186,450	11,047,162

		20,873,606

Insurance–1.5%
American International Group, Inc.	126,362	10,867,132

HEALTH CARE–19.2%
Health Care Providers & Services–4.3%
Quest Diagnostics, Inc.*	70,475	5,275,054
UnitedHealth Group, Inc.	179,800	11,102,650
Wellpoint Health Networks, Inc., Class A*	162,475	15,311,644

		31,689,348

Pharmaceuticals–14.9%
American Home Products Corp.	320,325	18,719,793
Merck & Co., Inc.	431,050	27,548,406
Pfizer, Inc.	1,271,443	50,921,292
Pharmacia Corp.	253,475	11,647,176

		108,836,667

INDUSTRIALS–15.6%
Aerospace & Defense–1.9%
Lockheed Martin Corp.	369,325	13,683,491

Airlines–0.6%
Northwest Airlines Corp.*	178,275	4,501,444

Commercial Services & Supplies–2.4%
Bea Systems, Inc.*	312,750	9,604,553
Waste Management, Inc.	254,350	7,839,067

		17,443,620

Industrial Conglomerates–8.0%
General Electric Co.	1,124,750	54,831,562
Thermo Electron Corp. *	176,800	3,893,136

		58,724,698

Road & Rail–2.7%
Canadian National Railway Co.	107,675	4,360,837
CSX Corp.	245,325	8,890,578
Norfolk Southern Corp.	333,390	6,901,173

		20,152,588

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–30.9%
Communications Equipment–7.9%
Brocade Communications Systems, Inc.*	231,125	$10,167,189
Cisco Systems, Inc.*	1,540,730	28,041,286
Extreme Networks, Inc.*@	374,100	11,035,950
MCDATA Corp.*@	388,990	8,495,542

		57,739,967

Computers & Peripherals–4.2%
EMC Corp.*	351,680	10,216,304
International Business Machines Corp.	180,275	20,371,075

		30,587,379

Electronic Equipment & Instruments–0.3%
Waters Corp.*	95,885	2,647,385

Semiconductor Equipment & Products–7.1%
Analog Devices, Inc.*	195,495	8,455,159
Integrated Device Technology, Inc.*	180,596	5,723,087
Intel Corp.	1,104,675	32,311,744
Linear Technology Corp.	130,575	5,774,026

		52,264,016

Software–11.4%
Micromuse, Inc.*@	392,325	10,981,177
Microsoft Corp.*	604,305	44,114,265
Peoplesoft, Inc.*	180,650	8,893,399
Rational Software Corp.*	252,750	7,089,638
Siebel Systems, Inc.*	268,635	12,598,981

		83,677,460

MATERIALS–4.5%
Paper & Forest Products–4.5%
Bowater, Inc.	164,350	7,353,019
International Paper Co.	321,450	11,475,765
Weyerhaeuser Co.	260,250	14,305,942

		33,134,726

Total Common Stocks		699,054,190

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)

June 30, 2001

	Principal Amount	Value

SHORT-TERM INVESTMENTS–8.2%
REPURCHASE AGREEMENTS–0.8%
State Street Bank & Trust Co. (dated 6/29/2001,
4.07%, maturing 7/2/2001, maturity value $6,002,035) (1)	$6,000,000	$6,000,000

	Shares	Value

MUTUAL FUND SHARES–7.4%
Evergreen Select Money Market Fund ø	29,655,546	29,655,546
Navigator Prime Portfolio #	24,383,890	24,383,890

		54,039,436

Total Short-Term Investments		60,039,436

Total Investments–(cost $740,527,824)–103.5%		759,093,626
Other Assets and Liabilities–(3.5%)		(25,765,965)

Net Assets–100.0%		$733,327,661

See Combined Notes to Schedules of Investments.

EVERGREEN
Special Equity Fund
Schedule of Investments

June 30, 2001

	Shares	Value

COMMON STOCKS–98.0%
CONSUMER DISCRETIONARY–19.5%
Distributors–1.8%
SCP Pool Corp.*	197,474	$6,801,005

Hotels, Restaurants & Leisure–3.3%
Cheesecake Factory, Inc.*	89,413	2,530,374
Extended Stay America, Inc.*	101,171	1,517,565
IHOP Corp.*	81,919	2,199,525
Mortons Restaurant Group, Inc.*	72,615	1,433,420
Prime Hospitality Corp.*	140,218	1,661,583
Ruby Tuesday, Inc.	104,010	1,778,571
Starbucks Corp.*	53,100	1,221,300

		12,342,338

Household Durables–4.0%
Del Webb Corp.*	60,150	2,327,204
Lennar Corp., @	182,625	7,615,462
Matthews International Corp., Class A	63,289	2,782,659
Meritage Corp.*	49,570	2,280,220

		15,005,545

Leisure Equipment & Products–1.0%
Oakley, Inc.*	208,111	3,850,054

Multi-line Retail–0.8%
Chico’s FAS, Inc.*@	94,611	2,814,677

Specialty Retail–4.3%
Gadzooks, Inc.*	124,242	1,626,328
Genesco, Inc.*@	42,608	1,431,629
Guitar Center, Inc.*	125,953	2,661,387
Stein Mart, Inc.*	269,612	2,787,788
Suburban Propane Partners LP	30,322	788,372
Too, Inc.*	78,520	2,151,448
Venator Group, Inc.*	227,470	3,480,291
Wet Seal, Inc.*	39,729	1,375,020

		16,302,263

Textiles & Apparel–4.3%
Columbia Sportswear Co.*	87,701	4,471,874
K-Swiss, Inc., Class A	64,898	1,565,989
Phillips Van Heusen Corp.	127,098	1,830,211
Reebok International, Ltd.*@	149,549	4,778,090
Tommy Hilfiger Corp.*	145,972	2,043,608
Vans, Inc.*	63,942	1,502,637

		16,192,409

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–2.4%
Food & Drug Retailing–1.8%
D & K Healthcare Resources, Inc. @	36,105	$1,330,469
Nash-Finch Co.	97,359	2,297,672
Performance Food Group Co.*	99,441	3,006,102

		6,634,243

Tobacco–0.6%
Dimon, Inc.	249,674	2,496,740

ENERGY–7.6%
Energy Equipment & Services–2.2%
Offshore Logistics, Inc.*	102,665	1,950,635
Tetra Technologies, Inc.*	214,855	5,253,205
Trico Marine Services, Inc.*	103,720	1,103,581

		8,307,421

Oil & Gas–5.4%
3Tec Energy Corp.*	107,319	1,717,104
Callon Petroleum Co.*@	367,883	4,359,413
Comstock Resources, Inc.*	232,753	2,385,718
Newfield Exploration Co.*	23,534	754,500
Pioneer Natural Resources Co.*	118,316	2,017,288
Range Resources Corp.*	317,797	1,906,782
Remington Oil Gas Corp.*	113,981	2,165,639
Tom Brown, Inc.*	66,488	1,595,712
Unit Corp.*	81,462	1,291,173
XTO Energy, Inc.	133,671	1,918,179

		20,111,508

FINANCIALS–19.9%
Banks–9.2%
Alabama National BanCorporation	75,555	2,451,760
Alliance Bancorp	64,129	1,890,523
Bank United Corp.*	33,194	10,954
BankUnited Financial Corp.*	51,469	723,139
Downey Financial Corp.	90,426	4,273,533
East West Bancorp, Inc.	120,133	3,243,591
FirstFed Financial Corp.*	75,957	2,263,519
Greater Bay Bancorp@	137,165	3,426,382
Investors Financial Services Corp.	89,523	5,998,041
New York Community Bancorp, Inc.	46,090	1,735,288
Provident Bankshares Corp.	103,397	2,578,721
Staten Islands Bancorp, Inc.	98,194	2,734,703

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Banks–continued
Washington Federal, Inc.	69,401	$1,701,712
Washington Mutual, Inc.	41,302	1,550,890

		34,582,756

Diversified Financials–2.6%
Eaton Vance Corp.	149,516	5,203,157
MAF Bancorp, Inc.	17,778	545,785
Metris Companies, Inc.	123,772	4,172,354

		9,921,296

Insurance–3.6%
Amerus Group Co.	28,374	1,006,426
Arthur J. Gallagher & Co.	54,611	1,419,886
Fidelity National Financial, Inc.	138,895	3,412,650
First American Financial Corp.	86,069	1,630,147
Harleysville Group, Inc.	68,553	2,039,452
Hilb, Rogal & Hamilton Co.	73,571	3,218,731
Reinsurance Group America, Inc.	19,205	727,869

		13,455,161

Real Estate–4.5%
Annaly Mortgage Management, Inc., REIT	141,989	1,946,669
CarrAmerica Realty Corp., REIT	25,416	775,188
Crossmann Communities, Inc.*	72,507	2,877,803
FelCor Lodging Trust, Inc., REIT	43,870	1,026,558
Jones Lang LaSalle, Inc.*	118,606	1,565,599
La Quinta Properties, Inc.*	440,231	2,280,396
National Health Investors, Inc.*	308,539	3,177,952
Security Capital Group, Inc.*	144,604	3,094,526

		16,744,691

HEALTH CARE–14.1%
Biotechnology–1.8%
Sicor, Inc.*	284,804	6,578,973

Health Care Equipment & Supplies–1.3%
Respironics, Inc.*	100,719	2,997,397
Varian Medical Systems, Inc.*	28,901	2,066,422

		5,063,819

Health Care Providers & Services–11.0%
AmeriSource Health Corp., Class A*@	73,739	4,077,767
Apria Healthcare Group, Inc.*	70,987	2,047,975
Bergen Brunswig Corp., Class A	111,838	2,149,526
Caremark Rx, Inc.*@	183,594	3,020,121
Coventry Health Care, Inc.*	134,367	2,714,213

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Providers & Services–continued
Davita, Inc.*	252,238	$5,127,998
Health Net, Inc.*	78,847	1,371,938
Henry Schein, Inc.*	86,265	3,455,776
Humana, Inc.*	296,049	2,916,083
Laboratory Corp.*	54,493	4,190,512
Mid Atlantic Medical Services, Inc.*	98,758	1,770,731
Pediatrix Medical Group, Inc.*@	57,630	1,913,316
Pharmaceutical Product Development, Inc.*	62,971	1,921,245
Province Healthcare Co.*@	21,633	763,429
Stericycle, Inc.*	54,579	2,562,484
Sunrise Assisted Living, Inc.*@	49,665	1,303,706

		41,306,820

INDUSTRIALS–11.8%
Aerospace & Defense–3.1%
Aeroflex, Inc.*	141,798	1,488,879
Alliant Techsystems, Inc.*	22,759	2,046,034
Aviall, Inc.*	268,672	2,947,332
BE Aerospace, Inc.*	77,050	1,467,802
Esco Technologies, Inc.*@	78,179	2,357,097
Triumph Group, Inc.*	25,546	1,251,754

		11,558,898

Building Products–0.8%
Aaon, Inc.*	110,992	2,880,242

Commercial Services & Supplies–1.9%
ABM Industries, Inc.	19,329	720,005
Corporate Executive Board Co.*	110,794	4,653,348
Waste Connections, Inc.*@	52,681	1,896,516

		7,269,869

Electrical Equipment–0.2%
C&D Technologies, Inc.	27,504	852,624

Machinery–2.3%
Precision Castparts Corp.	95,107	3,558,904
Shaw Group, Inc.*@	124,121	4,977,252

		8,536,156

Marine–1.9%
Overseas Shipholding Group, Inc.	198,642	6,066,527
Teekay Shipping Corp. @	31,086	1,244,062

		7,310,589

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Road & Rail–1.6%
Genesee & Wyoming, Inc., Class A*	308,174	$6,009,393

INFORMATION TECHNOLOGY–10.6%
Communications Equipment–0.4%
Plantronics, Inc.*@	57,318	1,326,912

Computers & Peripherals–0.7%
Read Rite Corp.*	138,964	740,678
Scansource, Inc.*	39,644	1,879,919

		2,620,597

Electronic Equipment & Instruments–5.4%
Amphenol Corp.*	53,942	2,160,377
BEI Technologies, Inc.	99,338	2,683,119
Datum, Inc.*	118,970	1,606,095
Mettler-Toledo International, Inc.*	47,417	2,050,785
Park Electrochemical Corp.	66,146	1,746,255
Perkinelmer, Inc.	127,442	3,508,478
Planar Systems, Inc.*	85,553	2,215,823
Richardson Electronics, Ltd. @	255,028	3,570,392
Technitrol, Inc.	34,248	890,448

		20,431,772

Internet Software & Services–0.7%
Retek, Inc.*	53,204	2,550,600

IT Consulting & Services–0.6%
Bell Microproducts, Inc.*@	192,300	2,299,908

Office Electronics–0.4%
Manugistics Group, Inc.*@	61,260	1,537,626

Semiconductor Equipment & Products–1.1%
International Rectifier Corp.*@	21,679	739,254
Mentor Graphics Corp.	194,303	3,400,302

		4,139,556

Software–1.3%
Caminus Corp.*@	93,565	2,523,448
Catapult Communications Corp.*@	95,441	2,147,422

		4,670,870

MATERIALS–4.9%
Chemicals–2.1%
Cabot Corp.	166,620	6,001,653
OM Group, Inc.	31,057	1,746,956

		7,748,609

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

June 30, 2001

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Containers & Packaging–0.5%
Pactiv Corp.*	151,177	$2,025,772

Metals & Mining–2.3%
Arch Coal, Inc.	95,020	2,458,167
Brush Engineered Materials, Inc.	158,267	2,532,272
Penn Virginia Corp.	53,281	1,752,945
Titanium Metals Corp.*@	179,263	1,792,630

		8,536,014

UTILITIES–7.2%
Electric Utilities–2.6%
Cleco Corp.	49,306	1,121,712
El Paso Electric Co.*	295,458	4,724,373
Idacorp, Inc.	115,395	4,024,978

		9,871,063

Gas Utilities–4.6%
Cascade Natural Gas Corp.	210,681	4,487,505
Equitable Resources, Inc.	167,965	5,594,914
MDU Resources Group, Inc.	100,079	3,166,500
UGI Corp.	80,061	2,161,647
Western Gas Resources, Inc.@	56,615	1,845,649

		17,256,215

Total Common Stocks		367,945,004

SHORT-TERM INVESTMENTS–10.7%
MUTUAL FUND SHARES–10.7%
Evergreen Select Money Market Fund ø	7,448,644	7,448,644
Navigator Prime Portfolio #	32,526,906	32,526,906

Total Short-Term Investments		39,975,550

Total Investments–(cost $376,952,163)–108.7%		407,920,554
Other Assets and Liabilities–(8.7%)		(32,616,271)

Net Assets–100.0%		$375,304,283

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

June 30, 2001

Symbol Description

ƒ	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
@	All or a portion of this security is on loan.
#	Represents investment of cash collateral received for securities on loan.
144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of1933, as amended. This security has been determined to be liquid under guidelines established by theBoard of Trustees.
^	Credit ratings are unaudited and rated by Moody’s Investor Service where Standard and Poor’s ratingsare not available.
(1)	The repurchase agreement is fully collateralized by $6,055,000 FNMA 5.00% 10/17/2003; valueincluding accrued interest is $6,121,024.
†	When-issued security.
‡	All or a portion of the security has been segregated for when-issued securities.

Summary of Abbreviations
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

See Combined Notes to Financial Statements.

EVERGREEN
Equity Funds
Statements of Assets and Liabilities

June 30, 2001

	Core Equity Fund	Secular Growth Fund	Select Balanced Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Assets
Identified cost of securities	$1,539,804,778	$555,500,741	$449,012,068	$134,900,656	$740,527,824	$376,952,163
Net unrealized gains or losses on securities	449,861,988	(24,716,938)	9,345,904	15,398,834	18,565,802	30,968,391

Market value of securities	1,989,666,766	530,783,803	458,357,972	150,299,490	759,093,626	407,920,554
Cash	0	0	36	0	0	0
Receivable for securities sold	0	0	6,473,803	3,777,020	13,550,371	1,389,834
Receivable for Fund shares sold	1,187,366	62,265	305,238	21,000	387,816	530,854
Dividends and interest receivable	1,666,309	396,444	2,376,090	28,850	564,478	218,498
Receivable from investment advisor	0	18,482	18,876	0	0	66,552
Prepaid expenses and other assets	11,184	16,029	11,957	16,397	100,090	47,073

Total assets	1,992,531,625	531,277,023	467,543,972	154,142,757	773,696,381	410,173,365

Liabilities
Distributions payable	662,425	938,754	237,963	0	198,058	0
Payable for securities purchased	5,656,587	2,730,217	36,436,828	4,479,981	15,157,612	1,970,742
Payable for Fund shares redeemed	1,985,169	175,699	2,566,006	96,873	548,711	263,284
Payable for securities on loan	48,839,421	109,183,181	3,000	5,710,900	24,383,890	32,526,906
Due to custodian bank	70,413	0	0	0	0	0
Advisory fee payable	59,061	0	0	7,892	19,117	0
Distribution Plan expenses payable	1,147	32	57	0	404	6,464
Due to other related parties	15,984	3,463	3,544	1,134	6,022	3,017
Accrued expenses and other
liabilities	116,315	56,180	99,706	45,441	54,906	98,669

Total liabilities	57,406,522	113,087,526	39,347,104	10,342,221	40,368,720	34,869,082

Net assets	$1,935,125,103	$418,189,497	$428,196,868	$143,800,536	$733,327,661	$375,304,283

Net assets represented by
Paid-in capital	$1,448,526,756	$729,396,115	$469,487,552	$172,937,540	$859,006,103	$427,965,571
Undistributed (over- distributed) net investment income (loss)	(61,141)	(8,394)	36,768	(528)	(48,079)	(1,536)
Accumulated net realized gains or losses on securities, futures and foreign currency related transactions	36,797,607	(286,481,286)	(50,673,317)	(44,535,310)	(144,196,165)	(83,628,143)
Net unrealized gains or losses on securities and foreign currency related transactions	449,861,881	(24,716,938)	9,345,865	15,398,834	18,565,802	30,968,391

Total net assets	$1,935,125,103	$418,189,497	$428,196,868	$143,800,536	$733,327,661	$375,304,283

Net assets consists of
Class A	$0	$0	$0	$0	$13,880	$34,927,184
Class B	0	0	0	0	31,129	46,795,191
Class C	0	0	0	0	31,457	23,510,135
Class I	1,878,366,854	416,652,723	425,917,168	143,800,536	713,743,112	264,722,529
Class IS	56,758,249	1,536,774	2,279,700	0	19,508,083	5,349,244

Total net assets	$1,935,125,103	$418,189,497	$428,196,868	$143,800,536	$733,327,661	$375,304,283

Shares outstanding
Class A	0	0	0	0	490	3,105,171
Class B	0	0	0	0	1,100	4,218,921
Class C	0	0	0	0	1,111	2,119,924
Class I	25,790,617	7,449,333	38,533,296	11,114,362	25,198,468	23,094,254
Class IS	839,804	27,659	205,464	0	694,263	474,688

Net asset value per share
Class A	$—	$—	$—	$—	$28.32	$11.25

Class A—Offering price (based on sales charge of 5.75%)	$—	$—	$—	$—	$30.05	$11.94

Class B	$—	$—	$—	$—	$28.30	$11.09

Class C	$—	$—	$—	$—	$28.31	$11.09

Class I	$72.83	$55.93	$11.05	$12.94	$28.32	$11.46

Class IS	$67.59	$55.56	$11.10	$—	$28.10	$11.27

See Combined Notes to Financial Statements.

EVERGREEN
Equity Funds
Statements of Operations

Year Ended June 30, 2001

		Core Equity Fund	Secular Growth Fund	Select Balanced Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

	Investment income
	Dividends (net of foreign withholding taxes of $162,083, $7,537, $1,114, $1,593, $3,098 and $0, respectively)	$22,944,426	$2,545,643	$1,909,140	$262,992	$5,179,425	$2,086,586
	Interest	2,677,328	3,142,238	16,844,634	349,723	3,448,600	528,511
	Securities lending income	175,931	289,485	45,977	175,950	136,810	168,153

	Total investment income	25,797,685	5,977,366	18,799,751	788,665	8,764,835	2,783,250

	Expenses
	Advisory fee	13,803,454	4,268,742	2,797,975	996,746	4,917,409	3,347,754
	Distribution Plan expenses	144,595	4,267	4,789	0	53,850	827,875
	Administrative services fees	2,226,364	688,507	538,072	144,055	793,131	364,190
	Transfer agent fee	28,705	40,667	372,790	24,553	67,213	524,412
	Trustees’ fees and expenses	65,742	14,059	11,098	2,985	16,886	7,389
	Printing and postage expenses	30,563	14,387	13,507	11,201	20,314	46,254
	Custodian fee	531,686	131,294	124,767	30,391	185,955	80,087
	Registration and filing fees	18,603	23,840	17,397	14,802	56,942	167,327
	Professional fees	20,213	17,029	16,294	15,517	17,372	23,596
	Interest expense	0	417	0	0	0	0
	Other	2,822	24,670	65,396	1,978	3,615	258

	Total expenses	16,872,747	5,227,879	3,962,085	1,242,228	6,132,687	5,389,142
Less:	Expense reductions	(102,499)	(32,812)	(27,383)	(12,239)	(49,531)	(22,710)
	Fee waivers	(1,041,108)	(349,518)	(538,072)	0	(318,766)	(956,999)

	Net expenses	15,729,140	4,845,549	3,396,630	1,229,989	5,764,390	4,409,433

	Net investment income (loss)	10,068,545	1,131,817	15,403,121	(441,324)	3,000,445	(1,626,183)

	Net realized and unrealized gains or losses on securities and futures transactions
	Net realized gains or losses on:
	Securities	44,056,220	(265,214,569)	(34,984,858)	(42,820,938)	(80,060,688)	(68,604,480)
	Futures contracts	(33,291)	0	0	0	0	(1,008,440)
	Foreign currency related transactions	532	0	0	0	0	0

	Net realized gains or losses on securities, futures and foreign currency related foreign currency related transactions	44,023,461	(265,214,569)	(34,984,858)	(42,820,938)	(80,060,688)	(69,612,920)

	Net change in unrealized gains or losses on securities and foreign currency related transactions	(415,814,101)	(211,815,694)	(55,416,790)	(9,341,300)	(199,422,546)	(13,071,038)

	Net realized and unrealized gains or losses on securities, futures and foreign currency related transactions	(371,790,640)	(477,030,263)	(90,401,648)	(52,162,238)	(279,483,234)	(82,683,958)

	Net decrease in net assets resulting from operations	$(361,722,095)	$(475,898,446)	$(74,998,527)	$(52,603,562)	$(276,482,789)	$(84,310,141)

See Combined Notes to Financial Statements.

EVERGREEN
Equity Funds
Statements of Changes in Net Assets

Year Ended June 30, 2001

	Core Equity Fund	Secular Growth Fund	Select Balanced Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Operations
Net investment income (loss)	$10,068,545	$1,131,817	$15,403,121	$(441,324)	$3,000,445	$(1,626,183)
Net realized gains or losses on securities, futures and foreign currency related transactions	44,023,461	(265,214,569)	(34,984,858)	(42,820,938)	(80,060,688)	(69,612,920)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(415,814,101)	(211,815,694)	(55,416,790)	(9,341,300)	(199,422,546)	(13,071,038)

Net decrease in net assets resulting from operations	(361,722,095)	(475,898,446)	(74,998,527)	(52,603,562)	(276,482,789)	(84,310,141)

Distributions to shareholders from
Net investment income
Class A	0	0	0	0	(3)	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class I	(9,518,165)	(1,140,500)	(15,492,311)	0	(2,998,866)	0
Class IS	(113,615)	(3,535)	(52,629)	0	(42,481)	0
Net realized gains
Class A	0	0	0	0	0	(3,918,700)
Class B	0	0	0	0	0	(4,800,216)
Class C	0	0	0	0	0	(2,888,296)
Class I	(83,737,027)	(161,030,826)	(77,688,997)	(28,573,198)	(186,512,840)	(22,300,559)
Class IS	(2,346,045)	(412,332)	(312,093)	0	(5,297,051)	(680,016)

Total distributions to shareholders	(95,714,852)	(162,587,193)	(93,546,030)	(28,573,198)	(194,851,241)	(34,587,787)

Capital share transactions
Proceeds from shares sold	247,999,014	119,579,169	113,111,102	54,741,133	375,534,134	201,112,365
Payment for shares redeemed	(479,616,017)	(143,133,068)	(207,700,219)	(17,778,803)	(204,339,197)	(124,000,873)
Net asset value of shares issued in reinvestment of distributions	85,583,789	161,468,776	88,838,162	28,570,708	192,129,327	27,110,453
Net asset value of shares issued in acquisition	0	0	0	0	0	87,942,119

Net increase (decrease) in net assets resulting from capital share transactions	(146,033,214)	137,914,877	(5,750,955)	65,533,038	363,324,264	192,164,064

Total increase (decrease) in net assets	(603,470,161)	(500,570,762)	(174,295,512)	(15,643,722)	(108,009,766)	73,266,136
Net assets
Beginning of period	2,538,595,264	918,760,259	602,492,380	159,444,258	841,337,427	302,038,147

End of period	$1,935,125,103	$418,189,497	$428,196,868	$143,800,536	$733,327,661	$375,304,283

Undistributed (over- distributed) net investment income (loss)	$(61,141)	$(8,394)	$36,768	$(528)	$(48,079)	$(1,536)

See Combined Notes to Financial Statements.

EVERGREEN
Equity Funds
Statements of Changes in Net Assets

Year Ended June 30, 2001

	Core Equity Fund	Secular Growth Fund	Select Balanced Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Operations
Net investment income (loss)	$12,065,326	$(2,026,982)	$19,663,684	$(471,183)	$492,314	$(1,034,409)
Net realized gains or losses on securities and futures transactions	78,830,929	184,365,616	98,574,932	33,929,174	175,499,643	38,326,333
Net change in unrealized gains or losses on securities and futures transactions	88,965,879	118,462,891	(8,771,394)	14,955,520	94,994,786	7,296,365

Net increase in net assets resulting from operations	179,862,134	300,801,525	109,467,222	48,413,511	270,986,743	44,588,289

Distributions to shareholders from
Net investment income
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class I	(11,587,593)	(1,204)	(21,056,423)	0	(480,837)	0
Class IS	(95,608)	0	(24,980)	0	(1,379)	0
Net realized gains
Class A	0	0	0	0	0	(503,264)
Class B	0	0	0	0	0	(545,776)
Class C	0	0	0	0	0	(362,155)
Class I	(187,467,729)	(21,267,232)	(24,379,440)	0	(97,463,054)	(21,494,234)
Class IS	(3,188,973)	(852)	(36,122)	0	(2,592,735)	(856,226)

Total distributions to shareholders	(202,339,903)	(21,269,288)	(45,496,965)	0	(100,538,005)	(23,761,655)

Capital share transactions
Proceeds from shares sold	279,188,792	125,664,983	85,046,898	59,962,257	302,913,553	221,703,992
Payment for shares redeemed	(645,261,014)	(298,201,747)	(330,831,602)	(19,045,047)	(228,216,756)	(80,061,050)
Net asset value of shares issued in reinvestment of distributions	188,953,604	21,268,857	36,443,265	0	99,830,239	18,559,619
Net asset value of shares issued in acquisition and conversion	794,468,739	750,366,912	88,725,755	0	2,592,329	0

Net increase (decrease) in net assets resulting from capital share transactions	617,350,121	599,099,005	(120,615,684)	40,917,210	177,119,365	160,202,561

Total increase (decrease) in net assets	594,872,352	878,631,242	(56,645,427)	89,330,721	347,568,103	181,029,195
Net assets
Beginning of period	1,943,722,912	40,129,017	659,137,807	70,113,537	493,769,324	121,008,952

End of period	$2,538,595,264	$918,760,259	$602,492,380	$159,444,258	$841,337,427	$302,038,147

Undistributed (over- distributed) net investment income (loss)	$(12,980)	$(9,300)	$201,551	$(557)	$2,890	$(1,700)

See Combined Notes to Financial Statements.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Equity Funds (formerly, Evergreen Select Equity Funds) include the following funds (collectively the “Funds”):

Current Name	Former Name

Evergreen Core Equity Fund (“Core Equity Fund”)
Evergreen Secular Growth Fund (“Secular Growth Fund”)
Evergreen Select Balanced Fund (“Select Balanced Fund”)
Evergreen Select Small Cap Growth Fund (“Select Small
     Cap Growth Fund”)
Evergreen Select Strategic Growth Fund (“Select Strategic
     Growth Fund”)
Evergreen Special Equity Fund (“Special Equity Fund”)	Evergreen Select Core Equity Fund Evergreen Select Secular Growth Fund

Each Fund is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Institutional (“Class I”) and all but Select Small Cap Growth Fund offer Institutional Service (“Class IS”) classes of shares. In addition, the Select Strategic Growth Fund and Special Equity Fund offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

B. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

D. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

E. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

H. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

I. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

J. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution or available capital loss carryovers under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, certain distributions received from real estate investment trusts, litigation settlements, wash sales due to mergers and redesignation of distributions paid.

The Select Balanced Fund, Select Small Cap Growth Fund and Secular Growth Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

K. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

During the year ended June 30, 2001 the Funds’ Board of Trustees approved the transfer of the investment advisory contracts with Evergreen Asset Management Corp. and First Union National Bank (“FUNB”) to Evergreen Investment Management Company, LLC (“EIMC”). Under the Securities and Exchange Commission rules and no-action letters, the transfers did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

EIMC is the investment advisor to each Fund and is paid a management fee that is calculated and paid daily.

EIMC receives a management fee that is calculated at an annual rate of each Fund’s average daily net assets as follows:

Advisory fee

Core Equity Fund	0.62%
Secular Growth Fund	0.62
Select Balanced Fund	0.52
Select Strategic Growth Fund	0.62
Special Equity Fund	0.92

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

Effective November 1, 2000, Forefront Capital Advisors, LLC became the sub-investment advisor to Secular Growth Fund and is paid for its services by FUNB. FUNB owns 40% of the equity interest of Forefront Capital Advisors, LLC.

Effective May 11, 2001, Tattersall Advisory Group (“TAG”), an indirect, wholly owned subsidiary of First Union, is the sub-investment advisor to Select Balanced Fund and is paid by the investment advisor.

For the Select Small Cap Growth Fund, EIMC is paid an annual advisory fee that is computed and paid daily based on the average daily net assets of the Fund in accordance with the following schedule:

Average daily net assets	Advisory Fee Rate

First $100 million	0.71%
Next $150 million	0.66
Over $250 million	0.56

During the year ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Net Assets

Core Equity Fund	$1,041,108	0.05%
Secular Growth Fund	349,518	0.05%
Select Balanced Fund	538,072	0.10%
Select Small Cap Growth Fund	0	0.00%
Select Strategic Growth Fund	318,766	0.04%
Special Equity Fund	956,999	0.26%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

During the year ended June 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS distribution plans were as follows:

	Class A	Class B	Class C	Class IS

Core Equity Fund	n/a	n/a	n/a	$144,595
Secular Growth Fund	n/a	n/a	n/a	4,267
Select Balanced Fund	n/a	n/a	n/a	4,789
Select Small Cap Growth Fund	n/a	n/a	n/a	n/a
Select Strategic Growth Fund	$2	$36	$31	53,781
Special Equity Fund	90,316	465,860	257,652	14,047

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CONVERSION INFORMATION

On July 9, 1999, Select Balanced Fund, Core Equity Fund, Secular Growth Fund and Select Strategic Growth Fund (collectively “Acquiring Evergreen Fund”) acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB, a subsidiary of First Union. The net assets, consisting primarily of portfolio securities, were acquired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Fund.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

Acquiring Evergreen Fund	Common Trust Fund	Total Shares Issued	Total Net Assets Acquired	Evergreen Fund NAV/share Class I	Unrealized Appreciation on Securities

Select Balanced Fund	CoreStates Balanced Fund	422,321	$5,780,695	$13.68	$0
	CoreStates Balanced Trust	6,059,738	82,945,060		20,569,515

		6,482,059	$88,725,755		$20,569,515

Core Equity Fund	CoreStates Growth and Income Equity Trust	6,974,611	$595,233,256	$85.34	$134,355,837
	Signet Capital Growth	67,230	5,737,565		3,701,178
	Signet Investors Equity Class A	592,625	50,576,342		36,302,394
	Signet Investors Equity Class B	123,773	10,563,173		7,475,528

		7,758,239	$662,110,336		$181,834,937

Secular Growth Fund	CoreStates Charitable Equity Trust	1,069,362	$110,877,230	$103.69	$31,871,390
	CoreStates Growth and Income Fund	787,473	81,649,376		0
	CoreStates Growth Equity Fund	4,185,687	433,994,394		0
	CoreStates Growth Equity Trust	1,194,440	123,845,912		36,115,475

		7,236,962	$750,366,912		$67,986,865

Select Strategic	CoreStates Union County Equity Trust	70,063	$2,592,329	$37.00	$1,356,557
Growth Fund

6. ACQUISITIONS

On July 30, 1999, Core Equity Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Equity Income Fund in exchange for Class I and Class IS shares of Core Equity Fund.

On July 21, 2000, Special Equity Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Social Principles Fund in exchange for Class I and Class IS shares of Special Equity Fund.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each acquiring Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation (Depreciation)	Net Assets After Acquisition

Core Equity Fund	Evergreen Select Equity Income Fund	$132,358,403	1,644,285	$15,463,739	$2,582,013,829
Special Equity Fund	Evergreen Select Social Principles Fund	87,942,119	6,031,451	(16,276,580)	401,235,062

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and Class IS. Transactions in shares of the Funds were as follows:

CORE EQUITYFUND

	Year Ended June 30,
	2001		2000

	Shares	Amount	Shares	Amount

Class I
Shares sold	2,431,218	$190,120,353	2,568,791	$218,230,423
Shares redeemed	(5,493,182)	(436,286,765)	(7,071,960)	(604,034,297)
Shares issued in reinvestment of distributions	1,037,739	83,826,665	2,199,139	186,575,643
Shares issued in acquisition of:
Corestates Growth and Income Equity Trust	0	0	6,974,611	595,233,256
Signet Capital Growth	0	0	67,230	5,737,565
Signet Investors Equity Class A	0	0	592,625	50,576,342
Signet Investors Equity Class B	0	0	123,773	10,563,173
Evergreen Select Equity Income Fund	0	0	1,629,831	131,274,544

Net increase (decrease)	(2,024,225)	(162,339,747)	7,084,040	594,156,649

Class IS
Shares sold	775,256	57,878,661	755,063	60,958,369
Shares redeemed	(592,432)	(43,329,252)	(515,532)	(41,226,717)
Shares issued in reinvestment of distributions	23,470	1,757,124	30,099	2,377,961
Shares issued in acquisition of Evergreen Select Equity Income Fund	0	0	14,454	1,083,859

Net increase	206,294	16,306,533	284,084	23,193,472

Net increase (decrease)		$(146,033,214)		$617,350,121

SECULAR GROWTHFUND

	Year Ended June 30,
	2001		2000

	Shares	Amount	Shares	Amount

Class I
Shares sold	1,268,750	$116,777,563	956,398	$124,180,633
Shares redeemed	(1,711,454)	(142,177,988)	(2,487,865)	(297,954,475)
Shares issued in reinvestment of distributions	1,626,387	161,153,482	158,837	21,268,005
Shares issued in acquisition of:
Corestate Charitable Equity Trust	0	0	1,069,362	110,877,230
Corestate Growth and Income Fund	0	0	787,473	81,649,376
Corestate Growth Equity Fund	0	0	4,185,687	433,994,394
Corestate Growth Equity Trust	0	0	1,194,440	123,845,912

Net increase	1,183,683	$135,753,057	5,864,332	$597,861,075

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

SECULAR GROWTHFUND

	Year Ended June 30,
	2001		2000

	Shares	Amount	Shares	Amount

Class IS
Shares sold	27,343	$2,801,606	9,872	$1,484,350
Shares redeemed	(11,203)	(955,080)	(1,585)	(247,272)
Shares issued in reinvestment of distributions	3,216	315,294	6	852

Net increase	19,356	2,161,820	8,293	1,237,930

Net increase		$137,914,877		$599,099,005

SELECT BALANCEDFUND

	Year Ended June 30,
	2001		2000

	Shares	Amount	Shares	Amount

Class I
Shares sold	8,469,451	$109,776,218	5,958,011	$83,516,003
Shares redeemed	(16,572,280)	(205,981,778)	(23,823,123)	(329,841,924)
Shares issued in reinvestment of distributions	6,808,659	88,496,489	2,622,339	36,429,342
Shares issued in acquisition of:
Corestates Balanced Fund	0	0	422,321	5,780,695
Corestates Balanced Trust	0	0	6,059,738	82,945,060

Net decrease	(1,294,170)	(7,709,071)	(8,760,714)	(121,170,824)

Class IS
Shares sold	253,720	3,334,884	109,074	1,530,895
Shares issued in reinvestment of distributions	26,313	341,673	998	13,923
Shares redeemed	(143,209)	(1,718,441)	(71,241)	(989,678)

Net increase	136,824	1,958,116	38,831	555,140

Net decrease		$(5,750,955)		$(120,615,684)

SELECT SMALL CAP GROWTH FUND

	Year Ended June 30,
	2001		2000

	Shares	Amount	Shares	Amount

Class I
Shares sold	3,448,589	$54,741,133	2,873,306	$59,962,257
Shares redeemed	(1,243,759)	(17,778,803)	(1,002,945)	(19,045,047)
Shares issued in reinvestment of distributions	1,903,445	28,570,708	0	0

Net increase	4,108,275	$65,533,038	1,870,361	$40,917,210

SELECT STRATEGIC GROWTH FUND

	Year Ended June 30,
	2001 (a)

	Shares	Amount

Class A
Shares sold	490	$14,232
Shares redeemed	0	0
Shares issued in reinvestment of distributions	0	3

Net increase	490	14,235

Class B
Shares sold	1,104	30,404
Shares redeemed	(4)	(105)
Shares issued in reinvestment of distributions	0	0

Net increase	1,100	$30,299

(a)	For the period from May 11, 2001 (commencement of class operations) to June 30, 2001

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

SELECT STRATEGIC GROWTH FUND

	Year Ended June 30,
	2001 (a)		2000

	Shares	Amount	Shares	Amount

Class C
Shares sold	1,111	$32,949
Shares redeemed	0	0
Shares issued in reinvestment of distributions	0	0

Net increase	1,111	32,949

Class I
Shares sold	10,165,157	362,043,009	6,455,935	$292,653,546
Shares redeemed	(5,360,068)	(195,239,529)	(4,922,957)	(222,573,262)
Shares issued in reinvestment of distributions	4,814,283	187,487,106	2,504,216	97,599,292
Shares issued in acquisition of Corestate Union County Equity Trust	0	0	70,063	2,592,329

Net increase	9,619,372	354,290,586	4,107,257	170,271,905

Class IS
Shares sold	379,540	13,413,540	215,532	10,260,007
Shares redeemed	(259,727)	(9,099,563)	(121,173)	(5,643,494)
Shares issued in reinvestment of distributions	120,114	4,642,218	57,523	2,230,947

Net increase	239,927	8,956,195	151,882	6,847,460

Net increase		$363,324,264		$177,119,365

SPECIAL EQUITYFUND

	Year Ended June 30,
	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,710,285	$21,730,173	2,421,917	$36,355,067
Automatic conversion of Class B shares to Class A shares	7,042	78,001	0	0
Shares redeemed	(1,133,859)	(13,516,495)	(193,031)	(2,960,193)
Shares issued in reinvestment of distributions	263,564	3,688,876	29,253	425,298

Net increase	847,032	11,980,555	2,258,139	33,820,172

Class B
Shares sold	2,014,065	26,340,945	2,803,081	42,066,143
Automatic conversion of Class B shares to Class A shares	(7,123)	(78,001)	0	0
Shares redeemed	(749,909)	(8,997,026)	(211,463)	(3,238,744)
Shares issued in reinvestment of distributions	338,325	4,679,858	31,945	461,238

Net increase	1,595,358	21,945,776	2,623,563	39,288,637

Class C
Shares sold	845,710	11,115,669	1,743,304	26,381,499
Shares redeemed	(574,988)	(6,725,277)	(111,965)	(1,738,307)
Shares issued in reinvestment of distributions	196,629	2,732,321	21,234	306,735

Net increase	467,351	7,122,713	1,652,573	24,949,927

Class I
Shares sold	10,922,363	140,176,945	7,415,812	110,268,925
Shares redeemed	(7,048,437)	(91,893,388)	(4,802,221)	(67,884,385)
Shares issued in reinvestment of distributions	1,122,417	15,454,665	1,218,885	16,635,987
Shares issued in acquisition of Evergreen Select Social Principles Fund	6,028,088	87,893,830	0	0

Net increase	11,024,431	151,632,052	3,832,476	59,020,527

Class IS
Shares sold	146,971	1,748,633	441,785	6,632,358
Shares redeemed	(214,424)	(2,868,687)	(284,897)	(4,239,421)
Shares issued in reinvestment of distributions	39,641	554,733	54,558	730,361
Shares issued in acquisition of Evergreen Select Social Principles Fund	3,363	48,289	0	0

Net increase (decrease)	(24,449)	(517,032)	211,446	3,123,298

Net increase		$192,164,064		$160,202,561

(a)	For Class C shares, for the period from May 11, 2001 (commencement of class operations) to June 30, 2001

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 2001:

	Cost of Purchases	Proceeds from Sales

Core Equity Fund	$ 995,587,497	$1,196,258,622
Secular Growth Fund	545,292,353	581,094,308
Select Balanced Fund	1,162,891,908	1,236,606,728
Select Small Cap Growth Fund	433,455,410	397,641,523
Select Strategic Growth Fund	1,722,839,571	1,532,052,349
Special Equity Fund	776,854,764	640,710,668

The following Funds loaned securities during the year ended June 30, 2001 to certain brokers. At June 30, 2001, the value of securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

	Value of Securities on Loan	Value of Collateral	Securities Lending Income

Core Equity Fund	$48,571,288	$48,839,421	$175,931
Secular Growth Fund	105,953,075	109,183,181	289,485
Select Balanced Fund	2,996	3,000	45,977
Select Small Cap Growth Fund	5,521,747	5,710,900	175,950
Select Strategic Growth Fund	24,261,192	24,383,890	136,810
Special Equity Fund	31,614,450	32,526,906	168,153

On June 30, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Equity Fund	$1,541,654,722	$538,999,083	$90,987,039	$448,012,044
Secular Growth Fund	555,886,233	29,072,798	54,175,228	(25,102,430)
Select Balanced Fund	461,139,846	18,819,551	21,601,425	(2,781,874)
Select Small Cap Growth Fund	139,504,779	17,974,770	7,180,059	10,794,711
Select Strategic Growth Fund	762,343,875	62,371,816	65,622,065	(3,250,249)
Special Equity Fund	378,739,582	49,761,037	20,580,065	29,180,972

As of June 30, 2001, the Select Small Cap Growth Fund had capital loss carryovers for federal income tax purposes of $6,476,557, which expires on June 30, 2009.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The Funds incurred and will elect to defer post October capital losses as follows:

Post-October Capital Losses

Secular Growth Fund	$286,322,061
Select Balanced Fund	38,545,539
Select Small Cap Growth Fund	33,454,630
Select Strategic Growth Fund	122,380,116
Special Equity Fund	81,840,724

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Expense Reductions	% of Average Net Assets

Core Equity Fund	$102,499	0.00%
Secular Growth Fund	32,812	0.00%
Select Balanced Fund	27,383	0.01%
Select Small Cap Growth Fund	12,239	0.01%
Select Strategic Growth Fund	49,531	0.01%
Special Equity Fund	22,710	0.00%

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended June 30, 2001, the Secular Growth Fund had average borrowings outstanding of $5,794 at a rate of 7.22% and paid interest of $417, which represents 0.00% of the Fund’s average net assets on an annualized basis.

EVERGREEN
Equity Funds
Combined Notes to Financial Statements (continued)

12. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

13. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopting these requirements will not have a material impact on the Funds’ financial statements.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Independent Auditor’s Report

The Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Core Equity Fund (formerly, Evergreen Select Core Equity Fund), Evergreen Secular Growth Fund (formerly, Evergreen Select Secular Growth Fund), Evergreen Select Balanced Fund, Evergreen Select Small Cap Growth Fund, Evergreen Select Strategic Growth Fund and Evergreen Special Equity Fund, portfolios of the Evergreen Select Equity Trust, as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended June 30, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Core Equity Fund, Evergreen Secular Growth Fund, Evergreen Select Balanced Fund, Evergreen Select Small Cap Growth Fund, Evergreen Select Strategic Growth Fund and Evergreen Special Equity Fund as of June 30, 2001, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
August 10, 2001

Additional Information (Unaudited)

 Federal Tax Distributions

Pursuant to Section 852 of the Internal Revenue Code, the Funds have designated the following amounts as capital gain distributions for the fiscal year ended June 30, 2001:

	Aggregate	Per Share

Core Equity Fund	$86,083,072	$3.152
Secular Growth Fund	79,037,962	12.307
Select Balanced Fund	25,185,462	0.642
Select Small Cap Growth Fund	6,030,636	0.751
Select Strategic Growth Fund	111,938,575	6.562
Special Equity Fund	33,092,648	1.528

For corporate shareholders, the following percentages of ordinary income dividends paid during the fiscal year ended June 30, 2001 qualified for the dividends received deduction:

Core Equity Fund	100.00%
Secular Growth Fund	3.28%
Select Balanced Fund	4.52%
Select Small Cap Growth Fund	0.65%
Select Strategic Growth Fund	5.98%
Special Equity Fund	99.24%

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E v e r g r e e n  F u n d s

Money Market Funds

Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money
     Market Fund
Pennsylvania Municipal Money
     Market Fund
Treasury Money Market Fund

State Municipal Bond Funds

Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal
    Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds

High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Intermediate Term Municipal
     Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal
     Bond Fund

Short and Intermediate Term
Bond Funds

Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

542780        6/2001

Intermediate and Long Term
Bond Funds

Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds

Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds

Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds

Aggressive Growth Fund
Capital Growth Fund
Core Equity Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund

Secular Growth Fund
Select Small Cap Growth Fund
Select Strategic Growth Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds

Health Care Fund
Technology Fund
Utility and Telecommunications
     Fund

Global and International Funds

Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

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800.346.3858

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800.343.2898

www.evergreeninvestments.com

2000 Dalbar Mutual Fund Service Award Recipient:The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

The First Family of Mutual Funds

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Boston, MA 02116